EXHIBIT 10.6


                                RESTATED AND AMENDED
                                   LOAN AGREEMENT

                                       AMONG

                              OBIE MEDIA CORPORATION,

                                  OBIE MEDIA LTD.,

                               PHILBIN & COINE, INC.

                                        AND

                          U.S. BANK NATIONAL ASSOCIATION,
              FORMERLY KNOWN AS UNITED STATES NATIONAL BANK OF OREGON


                   HERSHNER, HUNTER, ANDREWS, NEILL & SMITH, LLP

                                    LAW OFFICES
                                180 EAST 11TH AVENUE
                                   P.O. BOX 1475
                                EUGENE, OREGON 97440
                                 FAX (541) 344-2025
                              TELEPHONE (541) 686-8511

                                  TABLE OF CONTENTS


                                                                       PAGE

1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

2.   THE REVOLVING LOAN. . . . . . . . . . . . . . . . . . . . . . . . . .7
     2.1.   MAXIMUM AMOUNT . . . . . . . . . . . . . . . . . . . . . . . .7
     2.2.   LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . . . . .7
     2.3.   REQUESTS FOR ADVANCES. . . . . . . . . . . . . . . . . . . . .8
     2.4.   REPRESENTATION AND WARRANTY OF CREDIT AVAILABILITY . . . . . .8
     2.5.   REVOLVING NOTE . . . . . . . . . . . . . . . . . . . . . . . .8
     2.6.   INTEREST RATE AND PAYMENT OF INTEREST. . . . . . . . . . . . .8
     2.7.   PAYMENT OF PRINCIPAL . . . . . . . . . . . . . . . . . . . . .9
     2.8.   REVIEW DATE. . . . . . . . . . . . . . . . . . . . . . . . . .9
     2.9.   FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

3.   TERM LOAN A . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     3.1.   AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     3.2.   TERM NOTE A. . . . . . . . . . . . . . . . . . . . . . . . . .9
     3.3.   PRIME AND/OR LIBOR BORROWING RATES . . . . . . . . . . . . . .9
     3.4.   COMPUTATION OF INTEREST. . . . . . . . . . . . . . . . . . . 10
     3.5.   PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . . . . 10
     3.6.   REVOLVING TERM LOAN. . . . . . . . . . . . . . . . . . . . . 10

4.   1998/1999 CONSTRUCTION LOAN . . . . . . . . . . . . . . . . . . . . 11
     4.1.   MAXIMUM AMOUNT . . . . . . . . . . . . . . . . . . . . . . . 11
     4.2.   REQUESTS FOR ADVANCES. . . . . . . . . . . . . . . . . . . . 11
     4.3.   CONDITIONS OF ADVANCES . . . . . . . . . . . . . . . . . . . 11
     4.4.   REPRESENTATION AND WARRANTY. . . . . . . . . . . . . . . . . 12
     4.5.   CONSTRUCTION NOTE. . . . . . . . . . . . . . . . . . . . . . 12
     4.6.   INTEREST RATE AND PAYMENT OF INTEREST. . . . . . . . . . . . 12
     4.7.   PAYMENT OF PRINCIPAL . . . . . . . . . . . . . . . . . . . . 13
     4.8.   PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 13
     4.9.   FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

5.   CONVERSION TO TERM LOAN . . . . . . . . . . . . . . . . . . . . . . 13
     5.1.   NO DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . 13
     5.2.   NEW CONSTRUCTION NOTE. . . . . . . . . . . . . . . . . . . . 13
     5.3.   INTEREST RATE ELECTION . . . . . . . . . . . . . . . . . . . 13
     5.4.   FIXED RATE . . . . . . . . . . . . . . . . . . . . . . . . . 13
     5.5.   PRIME AND/OR LIBOR BORROWING RATES . . . . . . . . . . . . . 14
     5.6.   COMPUTATION OF INTEREST. . . . . . . . . . . . . . . . . . . 15
     5.7.   PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . . . . 15


Page i-RESTATED AND AMENDED LOAN AGREEMENT
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                                  TABLE OF CONTENTS
                                      (CONTINUED)

                                                                       PAGE

6.   MO PARTNERS LOAN. . . . . . . . . . . . . . . . . . . . . . . . . . 16
     6.1.   AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     6.2.   MO PARTNERS NOTE . . . . . . . . . . . . . . . . . . . . . . 16
     6.3.   INTEREST RATE AND PAYMENT OF INTEREST. . . . . . . . . . . . 16
     6.4.   COMPUTATION OF INTEREST. . . . . . . . . . . . . . . . . . . 17
     6.5.   PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . . . . 17
     6.6.   FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

7.   BRIDGE LOAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     7.1.   MAXIMUM AMOUNT . . . . . . . . . . . . . . . . . . . . . . . 17
     7.2.   REQUESTS FOR ADVANCES. . . . . . . . . . . . . . . . . . . . 17
     7.3.   CONDITIONS OF ADVANCES . . . . . . . . . . . . . . . . . . . 17
     7.4.   REPRESENTATION AND WARRANTY. . . . . . . . . . . . . . . . . 18
     7.5.   BRIDGE NOTE. . . . . . . . . . . . . . . . . . . . . . . . . 18
     7.6.   PRIME AND/OR LIBOR BORROWING RATES . . . . . . . . . . . . . 18
     7.7.   PAYMENT OF PRINCIPAL . . . . . . . . . . . . . . . . . . . . 19
     7.8.   PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 19
     7.9.   PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . . . . 19
     7.10.  FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

8.   TERM LOAN B . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     8.1.   SECONDARY OFFERING.. . . . . . . . . . . . . . . . . . . . . 19
     8.2.   MAXIMUM AMOUNT . . . . . . . . . . . . . . . . . . . . . . . 19
     8.3.   SPECIAL CONDITIONS . . . . . . . . . . . . . . . . . . . . . 20
     8.4.   TERM NOTE B. . . . . . . . . . . . . . . . . . . . . . . . . 20
     8.5.   INTEREST RATE ELECTION . . . . . . . . . . . . . . . . . . . 20
     8.6.   FIXED RATE . . . . . . . . . . . . . . . . . . . . . . . . . 20
     8.7.   PRIME AND/OR LIBOR BORROWING RATES . . . . . . . . . . . . . 21
     8.8.   COMPUTATION OF INTEREST. . . . . . . . . . . . . . . . . . . 22
     8.9.   PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . . . . 22
     8.10.  REVOLVING TERM LOAN. . . . . . . . . . . . . . . . . . . . . 22
     8.11.  FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

9.   LIBOR BORROWING RATE. . . . . . . . . . . . . . . . . . . . . . . . 23
     9.1.   ELECTION BY BORROWER . . . . . . . . . . . . . . . . . . . . 23
     9.2.   NOTICE TO BANK . . . . . . . . . . . . . . . . . . . . . . . 23
     9.3.   TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . 24
     9.4.   ADDITIONAL COMPENSATION TO BANK. . . . . . . . . . . . . . . 24

Page ii-RESTATED AND AMENDED LOAN AGREEMENT
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                                  TABLE OF CONTENTS
                                      (CONTINUED)

                                                                       PAGE

     9.5.   YIELD MAINTENANCE CHARGE . . . . . . . . . . . . . . . . . . 24
     9.6.   PAYMENT OF INTEREST. . . . . . . . . . . . . . . . . . . . . 25
     9.7.   DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . 25

10.  NOTES; SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     10.1.  NOTES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     10.2.  SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     10.3.  PARTIAL RELEASE OF P&C STOCK . . . . . . . . . . . . . . . . 26

11.  CONDITIONS TO EFFECTIVENESS . . . . . . . . . . . . . . . . . . . . 26

12.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . 27
     12.1.  EXISTENCE AND POWER. . . . . . . . . . . . . . . . . . . . . 27
     12.2.  AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . . 27
     12.3.  SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . 27
     12.4.  ADVERTISING BUSINESS . . . . . . . . . . . . . . . . . . . . 27
     12.5.  LITIGATION . . . . . . . . . . . . . . . . . . . . . . . . . 27
     12.6.  FINANCIAL CONDITION. . . . . . . . . . . . . . . . . . . . . 28
     12.7.  TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     12.8.  OTHER AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . 28
     12.9.  GOOD TITLE . . . . . . . . . . . . . . . . . . . . . . . . . 28
     12.10. FIRST PRIORITY SECURITY INTEREST . . . . . . . . . . . . . . 28
     12.11. COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . 28
     12.12. ENFORCEABILITY . . . . . . . . . . . . . . . . . . . . . . . 28
     12.13. P&C PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . 28
     12.14. ACCURACY OF REPRESENTATIONS AND WARRANTIES . . . . . . . . . 29

13.  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . 29
     13.1.  INSPECTION RIGHTS. . . . . . . . . . . . . . . . . . . . . . 29
     13.2.  COLLATERAL AUDITS. . . . . . . . . . . . . . . . . . . . . . 29
     13.3.  KEEPING OF BOOKS AND RECORDS . . . . . . . . . . . . . . . . 29
     13.4.  CONDUCT OF BUSINESS. . . . . . . . . . . . . . . . . . . . . 29
     13.5.  OTHER OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . 29
     13.6.  INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . 29
     13.7.  FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . 30
     13.8.  COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . 31
     13.9.  LANDLORD CONSENTS. . . . . . . . . . . . . . . . . . . . . . 31
     13.10. NOTIFICATION . . . . . . . . . . . . . . . . . . . . . . . . 31


Page iii-RESTATED AND AMENDED LOAN AGREEMENT
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                                  TABLE OF CONTENTS
                                      (CONTINUED)

                                                                       PAGE

     13.11. CASH FLOW COVERAGE RATIO . . . . . . . . . . . . . . . . . . 32
     13.12. CASH FLOW LEVERAGE RATIO . . . . . . . . . . . . . . . . . . 32

14.  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 33
     14.1.  LIQUIDATION, MERGER OR SALE OF ASSETS. . . . . . . . . . . . 33
     14.2.  GUARANTIES, LOANS AND INVESTMENTS. . . . . . . . . . . . . . 33
     14.3.  LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     14.4.  TYPE OF BUSINESS . . . . . . . . . . . . . . . . . . . . . . 33

15.  CASH COLLATERAL ACCOUNT . . . . . . . . . . . . . . . . . . . . . . 33

16.  DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     16.1.  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . 34
     16.2.  CONSEQUENCES OF DEFAULT; BANK'S RIGHTS AND REMEDIES. . . . . 35

17.  OUTSTANDING P&C LETTERS OF CREDIT.  . . . . . . . . . . . . . . . . 35
     17.1.  REPRESENTATIONS AND WARRANTIES.. . . . . . . . . . . . . . . 35
     17.2.  FIRST UNION CERTIFICATE. . . . . . . . . . . . . . . . . . . 35

18.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     18.1.  ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . 36
     18.2.  OUT-OF-POCKET COSTS. . . . . . . . . . . . . . . . . . . . . 36
     18.3.  COLLECTION COSTS AND ATTORNEY FEES . . . . . . . . . . . . . 36
     18.4.  INTEGRATION; AMENDMENTS; CONFLICTING TERMS . . . . . . . . . 37
     18.5.  ENFORCEMENT AND WAIVER BY BANK . . . . . . . . . . . . . . . 37
     18.6.  BINDING EFFECT; ASSIGNMENT . . . . . . . . . . . . . . . . . 37
     18.7.  COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     18.8.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     18.9.  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . 38
     18.10. GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . 38
     18.11. COUNTERPARTS; EXECUTION BY FACSIMILE . . . . . . . . . . . . 38
     18.12. STATUTORY DISCLOSURE . . . . . . . . . . . . . . . . . . . . 38

Page iv-RESTATED AND AMENDED LOAN AGREEMENT
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                         RESTATED AND AMENDED LOAN AGREEMENT


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are collectively referred to in this Agreement as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


RECITALS:

        A. On October 31, 1996, Obie and Bank entered into a Loan Agreement. That Loan Agreement was subsequently modified by a First Amendment of Loan Agreement, a Second Amendment of Loan Agreement, a Third Amendment of Loan Agreement and a Fourth Amendment of Loan Agreement. That Loan Agreement, as modified, is referred to in this Agreement as the Original Loan Agreement.

        B. The parties are entering into this Agreement for the purposes of:

                1. Restating the Original Loan Agreement to incorporate the changes made in the subsequent amendments.

                2. Adding Obie's wholly owned subsidiaries, Obie BC and P&C, as co-borrowers under all Loans set forth in this Agreement.

                3. Increasing the maximum amount of the Revolving Loan to Four Million Dollars ($4,000,000) and adding a letter of credit sublimit in the amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) under the Revolving Loan.

                4.      Adding a reducing, revolving feature to Term Loan A.

                5. Providing a bridge loan in the maximum amount of Seven Million Dollars ($7,000,000) to finance Obie's acquisition of P&C and to support further growth; and, if Obie does not complete a secondary public offering sufficient to pay in full the bridge loan, providing a take-out term loan to Borrower in the maximum amount of Seven Million Dollars ($7,000,000).

Page 1-RESTATED AND AMENDED LOAN AGREEMENT

        C. Obie, Obie BC and P&C are all related corporations engaged in the transit and outdoor advertising business. Borrower desires to pool its borrowing under this Agreement in order to, among other things, increase its flexibility in allocating funds where they may best be utilized from time to time. The Loans set forth in this Agreement are intended for the mutual benefit of Obie, Obie BC and P&C. Specifically:

                1. Each Borrower is entitled to request Advances under the Revolving Loan and the 1998/1999 Construction Loan to finance its business.

                2. Term Loan A is intended to provide working capital for each Borrower.

                3. The Bridge Loan will be used not only for Obie's acquisition of P&C, but also to pay certain indebtedness of P&C.

        D. Effective September 1, 1998, this Agreement shall supersede the Original Loan Agreement. Except as specifically set forth in this Agreement, or in documents executed pursuant to this Agreement, this Agreement does not supersede any notes, security agreements, trust deeds, guaranties or other documents executed pursuant to the Original Loan Agreement, and all such collateral documents secure Borrower's obligations under this Agreement.


AGREEMENTS:

        1. DEFINITIONS. As used in this agreement, the following terms have the following meanings:

                1.1. "1998/1999 Construction Loan" means the Loan defined as the 1998/1999 Construction Loan in the Original Loan Agreement and the Loan described in Paragraphs 4. and 5. of this Agreement.

                1.2. "1998/1999 Construction Note" means any promissory note evidencing the 1998/1999 Construction Loan, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.3. "Advance" means any one or more of the loans made by Bank to Borrower pursuant to the Revolving Loan, the 1998/1999 Construction Loan or Term Loan A.

                1.4. "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting power or by contract or otherwise.

Page 2-RESTATED AND AMENDED LOAN AGREEMENT

                1.5. "Agreement" means this Restated and Amended Loan Agreement, as amended from time to time.

                1.6. "Billboards" means one or more of the advertising signs erected and/or maintained by Borrower pursuant to the Billboard Site Leases, including all structures, devices, illumination and connections.

                1.7. "Billboard Site Leases" means one or more of those certain leases in which Borrower is the tenant (or the assignee of the tenant's interest), pursuant to which Borrower has the right to construct and/or maintain a Billboard on a site.

                1.8. "Borrower" means Obie, Obie BC and P&C, individually and jointly. All references to Borrower in this Agreement shall be deemed to mean each and all of Obie, Obie BC and P&C.

                1.9. "Borrowing Base" means, as at any date the amount thereof is being determined, an amount equal to eighty percent (80%) of Eligible Accounts calculated in accordance with GAAP, subject to reduction pursuant to Paragraph 2.2..

                1.10.   "Bridge Loan" means the Loan described in Paragraph 7.

                1.11. "Bridge Note" means any promissory note evidencing the Bridge Loan, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.12. "Business Day" means any day other than a Saturday, Sunday or other day that commercial banks in Portland, Oregon, Minneapolis, Minnesota, or New York, New York, are authorized or required by law to close.

                1.13. "Collateral" means all property in which a lien now or hereafter exists in favor of Bank as security for all or any portion of the Loan.

                1.14. "Collateral Documents" means, collectively, the mortgages, deeds of trust, security agreements, stock pledge agreements, security assignments, financing statements and other similar documents at any time delivered to Bank in connection with the transactions contemplated by the Original Loan Agreement and this Agreement, and any document substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.15. "Eligible Account" means any right of Borrower to payment for advertising design services or for advertising space on a Billboard or mass transit vehicle, furnished pursuant to or in connection with a contract for the sale of services or for the rental of advertising space, excluding any accounts as to which (i) with respect to advertising design services, any amount due thereon is payable more than ninety (90) days after the date of invoice;
(ii) with respect to

Page 3-RESTATED AND AMENDED LOAN AGREEMENT advertising space rentals, payment is due more than thirty (30) days after the then current date; (iii) amounts due thereon become past due under the original terms thereof for such period as from time to time may be established by Bank;
(iv) the account debtor or other person obligated to make payment thereon (individually and jointly referred to in this paragraph as "Account Debtor") asserts or may assert an offset, defense, counterclaim or other right to avoid or reduce liability thereon; (v) there shall occur as to any Account Debtor any of the following events: death, dissolution, termination of existence, business failure, insolvency, appointment of a receiver for any property, assignment for the benefit of creditors, filing of a petition in bankruptcy or commencement of any proceeding under any bankruptcy, insolvency or similar laws relating to the relief of debtors; (vi) the Account Debtor does not meet credit standards reasonably acceptable to Bank; (vii) the Account Debtor's obligations exceed the maximum established by Bank for the Account Debtor; (viii) with respect to advertising design services, payment is due for progress billings, precompletion billings, deposits and other sums invoiced in anticipation of completion of the services; (ix) with respect to advertising space rentals, any rent in excess of thirty (30) days advance rent; (x) payment is due for service or late charges;
(xi) unless approved by Bank in writing, payment is contingent on any condition whatsoever; (xii) the Account Debtor's obligations arise out of sales or other transactions to or with Borrower or any of its Affiliates, or any owner, manager or employee of Borrower or any of its Affiliates; (xiii) collection is not enforceable by judicial proceedings within the United States of America or Canada; (xiv) payment is due from the United States or Canadian government or any agency thereof; or (xv) Bank, in its reasonable discretion, deems unacceptable. Bank shall have reasonable discretion as to whether any account is or remains an Eligible Account.

                1.16. "Environmental Laws" means all local, state and federal laws, rules, regulations and ordinances pertaining to human health or the environment, including, without limitation, the federal statutes commonly known as CERCLA and RCRA and any other federal or state environmental cleanup statutes now or at any time hereafter in effect.

                1.17. "Event of Default" means an event described in Paragraph 16.1.

                1.18. "Financial Statements" means any balance sheet or income statement which has been furnished to Bank prior to the full execution of this Agreement by Borrower and the balance sheets and statements of income, retained earnings and changes in financial position that are furnished to Bank pursuant to this Agreement.

                1.19. "GAAP" means generally accepted accounting principles consistently applied.

                1.20. "Hazardous Substances" means any materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment, and specifically includes, but is not limited to, any and all hazardous, toxic or infectious substances, materials or wastes as defined or listed under any Environmental Laws.

Page 4-RESTATED AND AMENDED LOAN AGREEMENT

                1.21. "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

                1.22. "Letters of Credit" means those standby letters of credit issued for Borrower's account in accordance with Paragraph 2.2.

                1.23. "LIBOR Borrowing Rate" means the LIBOR Rate plus two percent (2%). The LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall be determined pursuant to Paragraph 9., as of the beginning of the applicable LIBOR Interest Period, based on the then current LIBOR Rate, and, except as otherwise provided in this Agreement, shall remain fixed during that LIBOR Interest Period.

                1.24. "LIBOR Borrowing Rate Amount(s)" means those portions of a Principal Balance that, at any time, are accruing interest at a LIBOR Borrowing Rate.

                1.25. "LIBOR Interest Period" means, as to any LIBOR Borrowing Rate Amount, a period of one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable; provided, however, that (1) the first day of such LIBOR Interest Period must be a Business Day; (2) no LIBOR Interest Period shall be selected which would extend beyond Maturity of the Loan; (3) no LIBOR Interest Period shall extend beyond the date of any principal payment required under the subject Loan, unless the sum of the following amounts for that Loan equals or exceeds the amount of such principal payment: (i) the Prime Borrowing Rate Amount for that Loan, plus (ii) LIBOR Borrowing Rate Amounts for that Loan with LIBOR Interest Periods ending on or before the scheduled date of that principal payment, plus (iii) if that Loan is a revolving line of credit, principal amounts remaining unborrowed under that line of credit; (4) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the results of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (5) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

                1.26. "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360 day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Bank as its LIBOR Rate, based on Bank's determination, on the basis of such factors as Bank deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Bank in the London interbank market at approximately 11:00 a.m. London time on the date which is two (2) Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR interest period for the number of months therein; provided, however, that Bank's LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors


Page 5-RESTATED AND AMENDED LOAN AGREEMENT of the Federal Reserve System or any successor regulation, and the maximum assessment rate required to be paid by Bank to the Federal Deposit Insurance Corporation insuring U.S. dollar deposits made at offices of Bank.

                1.27. "Loan" means one or more of the 1998/1999 Construction Loan, the Bridge Loan, the MO Partners Loan, the Revolving Loan, Term Loan A and Term Loan B.

                1.28. "Loan Documents" means the Original Loan Agreement, this Agreement, each Note, each Collateral Document and all other documents and instruments executed by Borrower in connection herewith.

                1.29. "Maturity" means the time when the entire unpaid Principal Balance of a Loan becomes due and payable, whether by agreement, acceleration, demand or otherwise.

                1.30. "MO Partners Loan" means the Loan defined as the MO Partners Loan in the Original Loan Agreement and the Loan described in Paragraph 6. of this Agreement.

                1.31. "MO Partners Note" means any promissory note evidencing the MO Partners Loan, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.32. "Note" means one or more of the 1998/1999 Construction Note, the Bridge Note, the MO Partners Note, the Revolving Note, Term Note A and Term Note B.

                1.33. "Person" means any individual, corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization, joint venture, court or government or political subdivision or agency thereof.

                1.34. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.

                1.35. "Prime Borrowing Rate Amount" means that portion of a Principal Balance that, at any time, is accruing interest at a variable interest rate that is tied to the Prime Rate.

                1.36. "Principal Balance" means, at any time, the unpaid principal balance of a Loan.

                1.37. "Records" means correspondence, memoranda, tapes, disks, papers, books and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language.


Page 6-RESTATED AND AMENDED LOAN AGREEMENT

                1.38. "Review Date" means the date on which Bank reviews the basis for a Loan, and does not reflect any commitment by Bank to make Advances under the Loan during any period either before or following that date.

                1.39. "Revolving Loan" means the Loan defined as the Revolving Loan in the Original Loan Agreement and the Loan described in Paragraph 2. of this Agreement.

                1.40. "Revolving Loan Dollar Limit" means Four Million Dollars ($4,000,000), subject to reduction pursuant to Paragraph 2.2.

                1.41. "Revolving Note" means any promissory note evidencing the Revolving Loan, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.42. "Secondary Offering" means a secondary offering by Obie of shares of its common stock for sale to the public for the purpose of raising the money required to pay the Bridge Loan in full.

                1.43. "Stock Purchase Agreement" means the Stock Purchase Agreement dated August ____, 1998 among Obie, Wayne P. Schur and P&C.

                1.44. "Term Loan A" means the Loan defined as Term Loan A in the Original Loan Agreement and the Loan described in Paragraph 3. of this Agreement.

                1.45. "Term Note A" means any promissory note evidencing Term Loan A, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

                1.46.   "Term Loan B" means the Loan described in Paragraph 8.

                1.47. "Term Note B" means any promissory note evidencing Term Loan B, any promissory note substituted for one or more of them, and any document evidencing a renewal, extension or modification of one or more of them.

        2.      THE REVOLVING LOAN.

                2.1. MAXIMUM AMOUNT. Subject to the terms and conditions of this Agreement, Bank, at its option, may make Advances to Borrower from time to time on a revolving credit basis in an aggregate principal amount not to exceed at any one time outstanding an amount equal to the lesser of (i) the Revolving Loan Dollar Limit; and (ii) the Borrowing Base then in effect.

                2.2. LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, as part of the Revolving Loan, Bank, at its option, may issue Letters of Credit for

Page 7-RESTATED AND AMENDED LOAN AGREEMENT

Borrower's account from time to time; provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000). At all times, the aggregate face amount of all outstanding Letters of Credit shall reduce the Revolving Loan Dollar Limit, dollar for dollar. Prior to or in the absence of a Secondary Offering (including during the term of Term Loan B), all outstanding Letters of Credit shall reduce the Borrowing Base dollar for dollar, to the extent the aggregate face amount of those Letters of Credit exceeds One Million Dollars ($1,000,000). However, after completion of the Secondary Offering, the aggregate face amount of all outstanding Letters of Credit shall reduce the Borrowing Base, dollar for dollar. At the time of issuance of each Letter of Credit, Borrower shall pay Bank a fee equal to one and one-half percent (1.5%) per annum of the face amount of the Letter of Credit, prorated for the term of the Letter of Credit; provided that for "evergreen" Letters of Credit, Borrower shall pay an initial fee based on the assumption that Bank will exercise its first option to terminate that Letter of Credit, and Borrower shall pay an additional fee each time Bank does not exercise an option to terminate, with that additional fee prorated to Bank's next option to terminate. Prior to the issuance of any Letter of Credit, Borrower will, at Bank's request, execute and deliver to Bank its standard letter of credit agreement. Any payment made by Bank to any Person on account of any Letter of Credit shall constitute an Advance under the Revolving Loan.

                2.3. REQUESTS FOR ADVANCES. Whenever Borrower desires to request an Advance, including a Letter of Credit, Borrower shall give Bank notice thereof in accordance with the Revolving Note.

                2.4.    REPRESENTATION AND WARRANTY OF CREDIT AVAILABILITY.
Each request by Borrower for an Advance shall be deemed to be Borrower's representation and warranty that (i) the Advance may be made without exceeding the Borrowing Base then in effect, and (ii) no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the Advance.

                2.5. REVOLVING NOTE. The Revolving Loan shall be subject to all of the terms and conditions of the Revolving Note and this Agreement.

                2.6.    INTEREST RATE AND PAYMENT OF INTEREST.

                        a. INTEREST RATE. Prior to an Event of Default, Borrower shall pay interest on the Principal Balance of the Revolving Loan at a variable interest rate equal to the Prime Rate. After an Event of Default, the Principal Balance of the Revolving Loan shall bear interest at a variable interest rate equal to the Prime Rate plus five percent (5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        b. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth
(15th) day of every calendar month thereafter prior to Maturity, and at Maturity.

Page 8-RESTATED AND AMENDED LOAN AGREEMENT

                        c. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

                2.7. PAYMENT OF PRINCIPAL. The Principal Balance of the Revolving Loan shall be due and payable on demand.

                2.8. REVIEW DATE. The Review Date for the Revolving Loan is April 30 of each calendar year.

                2.9. FEES. Borrower shall pay Bank the following fees in connection with the Revolving Loan:

                        a. INCREASE FEE. Contemporaneously with the execution of this Agreement, Borrower shall pay Bank a fee for increasing the maximum amount of the Revolving Loan in the amount of One Thousand Six Hundred Sixty-Seven Dollars ($1,667).

                        b. ANNUAL FEE. Borrower shall also pay Bank an annual loan fee for the Revolving Loan in the amount of Five Thousand Dollars ($5,000) on each Review Date, commencing April 30, 1999.

        3.      TERM LOAN A.

                3.1. AMOUNT. The Principal Balance of Term Loan A on the date of this Agreement is Five Million Seven Hundred Sixty Thousand Dollars ($5,760,000).

                3.2. TERM NOTE A. Term Loan A shall be subject to all of the terms and conditions of Term Note A and this Agreement.

                3.3. PRIME AND/OR LIBOR BORROWING RATES. Borrower has elected to have Term Loan A bear interest at Prime and/or LIBOR Borrowing Rates.

                        a. LIBOR BORROWING RATE. Borrower may elect from time to time to have portions of the Principal Balance of Term Loan A accrue interest at a LIBOR Borrowing Rate on the terms and conditions of Paragraph 9.

                        b. PRIME BORROWING RATE. Except for portions of the Principal Balance of Term Loan A that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance of Term Loan A at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate


Page 9-RESTATED AND AMENDED LOAN AGREEMENT

Amount of Term Loan A shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for the LIBOR Borrowing Rate Amount plus seven percent (7%).

                        d. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth
(15th) day of every calendar month thereafter prior to Maturity, and at Maturity. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

                        e. PAYMENT OF PRINCIPAL. The remaining Principal Balance of Term Loan A shall be paid in sixty-four (64) monthly installments. The first such monthly installment shall be due and payable on September 15, 1998, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of each calendar month thereafter, to and including December 15, 2003, when the unpaid balance of Term Loan A, principal and interest, shall be paid in full. The first four (4) monthly installments shall be in the amount of Sixty-five Thousand Dollars ($65,000) each. The next fifty-nine (59) monthly installments shall be in the amount of Ninety-one Thousand Six Hundred Sixty-seven Dollars ($91,667) each. The final monthly installment shall be in the amount of Ninety-one Thousand Six Hundred Forty-seven Dollars ($91,647).

                        f. PREPAYMENT. Subject to Paragraph 3.5, prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Prime Borrowing Rate Amount and then to any LIBOR Borrowing Rate Amounts (in such order as Bank may determine in Bank's absolute discretion), and then to accrued interest. Prepayments of principal shall be applied to the remaining installments of principal in the order of their maturity.

                3.4. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

                3.5. PREPAYMENT PREMIUM. Upon payment of all or any portion of Term Loan A on a date other than the regularly scheduled due date for payment, including, without limitation, voluntary prepayment or repayment upon acceleration following an Event of Default, Borrower shall pay to Bank on demand, with respect to all LIBOR Borrowing Rate Amounts, a yield maintenance charge calculated in accordance with the attached Exhibit A.

                3.6.    REVOLVING TERM LOAN.

                        a. MAXIMUM AMOUNT. Term Loan A is a reducing, revolving term loan. At any time, the maximum Principal Balance of Term Loan A shall equal the Principal Balance that would then exist if all payments had been made precisely when due.


Page 10-RESTATED AND AMENDED LOAN AGREEMENT

                        b. FUTURE ADVANCES. If Borrower prepays all or any portion of Term Loan A, then Borrower may request future Advances under Term Loan A. Whenever Borrower desires to request an Advance, Borrower shall give Bank notice thereof in accordance with Term Note A. Following the Advance, the Principal Balance of Term Loan A shall not exceed the maximum Principal Balance of Term Loan A.

                        c. REPRESENTATION AND WARRANTY. Each request by Borrower for an Advance shall be deemed to be Borrower's representation and warranty that no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the Advance.

                        d. PAYMENTS OF PRINCIPAL. To the extent Borrower's obligation to pay monthly installments of principal has been discharged as a result of prepayments pursuant to paragraph 3.3.f., future Advances under Term Loan A shall reinstate the obligation to pay those installments in the inverse order of their maturity. Accordingly, Borrower's obligation to pay monthly installments of principal shall not recommence until such time as those monthly installments must recommence in order for Borrower to pay Term Loan A in full not later than December 15, 2003, assuming all payments are made precisely when due.

        4.      1998/1999 CONSTRUCTION LOAN.

                4.1. MAXIMUM AMOUNT. Subject to the terms and conditions of this Agreement, Bank, at its option, may make Advances to Borrower from time to time through April 30, 1999, in an aggregate principal amount not to exceed Three Hundred Two Thousand Dollars ($302,000).

                4.2. REQUESTS FOR ADVANCES. Whenever Borrower desires to request an Advance, Borrower shall give Bank notice thereof in accordance with the 1998/1999 Construction Note.

                4.3. CONDITIONS OF ADVANCES. Borrower's right to request each Advance is subject to the following conditions, which are for the benefit of Bank and may be waived in whole or in part by Bank:

                        a. The proceeds of the Advance shall be used solely for payment of the purchase price of a preexisting Billboard (including its associated Billboard Site Lease), or for payment of the cost of constructing a new Billboard.

                        b. The amount of each Advance shall not exceed seventy-five percent (75%) of the lower of cost or market of a pre-existing Billboard or seventy-five percent (75%) of the cost of constructing a new Billboard, whichever is applicable, as determined by Bank in its reasonable discretion.

Page 11-RESTATED AND AMENDED LOAN AGREEMENT

                        c. Borrower shall permit Bank to inspect the Billboard site and shall deliver to Bank any information relating to the Billboard that Bank may request, including, without limitation, the associated Billboard Site Lease and any information relating to the purchase or construction of the Billboard, as applicable.

                        d. The terms of any purchase or construction contract, the terms of the associated Billboard Site Lease, and the adequacy of the Billboard and the associated Billboard Site Lease as Collateral for the Advance shall be acceptable to Bank, in Bank's absolute discretion. Specifically, but without limitation, the associated Billboard Site Lease shall include provisions substantially equivalent to those set forth in Paragraph 13.9.

                        e. Borrower shall deliver to Bank such Collateral Documents as Bank may require, in form satisfactory to Bank, for the purpose of encumbering the Billboard and associated Billboard Site Lease with a first priority security interest in favor of Bank, and securing the Advance and all other obligations under the Loan Documents.

                        f. Borrower shall deliver to Bank any other documents that Bank may request.

                        g. At the time of each Advance, Borrower shall pay to Bank a loan fee in the amount of three-quarters of one percent (0.75%) of the principal amount of that Advance.

                        h. No Advance shall be made after conversion of the 1998/1999 Construction Loan to a term loan pursuant to Paragraph 5.

                4.4. REPRESENTATION AND WARRANTY. Each request by Borrower for an Advance shall be deemed to be Borrower's representation and warranty that no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the Advance.

                4.5. CONSTRUCTION NOTE. The 1998/1999 Construction Loan shall be subject to all of the terms and conditions of the 1998/1999 Construction Note and this Agreement.

                4.6.    INTEREST RATE AND PAYMENT OF INTEREST.

                        a. INTEREST RATE. Prior to an Event of Default, Borrower shall pay interest on the Principal Balance of the 1998/1999 Construction Loan at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). After an Event of Default, the Principal Balance of the 1998/1999 Construction Loan shall bear interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.


Page 12-RESTATED AND AMENDED LOAN AGREEMENT

                        b. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth
(15th) day of every calendar month thereafter prior to Maturity, and at Maturity.

                        c. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

                4.7. PAYMENT OF PRINCIPAL. Subject to Paragraph 5., the Principal Balance of the 1998/1999 Construction Loan shall be due and payable on demand.

                4.8. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Principal Balance and then to accrued interest.

                4.9. FEE. Upon closing of the 1998/1999 Construction Loan, Borrower paid Bank a commitment fee for the 1998/1999 Construction Loan in the amount of Seven Hundred Fifty-five Dollars ($755).

        5. CONVERSION TO TERM LOAN. On the earlier of (a) the date that the aggregate amount of Advances under the 1998/1999 Construction Loan equals Three Hundred Two Thousand Dollars ($302,000), (b) Borrower's request or (c) April 30, 1999, the 1998/1999 Construction Loan shall be converted to a term loan upon the following terms and conditions:

                5.1. NO DEFAULT. At the time of conversion, no Event of Default shall have occurred or be continuing, and no event shall have occurred or be continuing which, with notice or lapse of time, or both, would be an Event of Default.

                5.2. NEW CONSTRUCTION NOTE. At the time of conversion, Borrower shall execute and deliver to Bank a new 1998/1999 Construction Note, in a principal amount equal to the Principal Balance of the 1998/1999 Construction Loan at the time of conversion, and in a form satisfactory to Bank. The 1998/1999 Construction Loan shall be subject to all of the terms of the 1998/1999 Construction Note and this Agreement.

                5.3. INTEREST RATE ELECTION. At the time of conversion, Borrower may elect to have the 1998/1999 Construction Loan bear interest at a fixed rate pursuant to Paragraph 5.4., or at Prime and/or LIBOR Borrowing Rates pursuant to Paragraph 5.5. Borrower may not alter Borrower's election after the date of conversion.

                5.4. FIXED RATE. If Borrower elects to have the 1998/1999 Construction Loan bear interest at a fixed rate, then:

                        a.      INITIAL FIXED RATE.  During the first
five (5) years of the term following conversion, the Principal Balance of the 1998/1999 Construction Loan shall bear interest at a fixed rate of two and one-half percent (2.5%) above the most currently weekly rate for Five-

Page 13-RESTATED AND AMENDED LOAN AGREEMENT

Year Treasury Constant Maturities (as reported in Federal Reserve Statistical Release H.15 or any successor publication reasonably selected by Bank), calculated as of the date of conversion (the Initial Fixed Rate).

                        b. ADJUSTED FIXED RATE. On the due date of the sixtieth (60th) monthly installment following conversion, the interest rate shall be adjusted to a fixed rate of two and one-half percent (2.5%) above the most currently weekly rate for Two-Year Treasury Constant Maturities (as reported in Federal Reserve Statistical Release H.15 or any successor publication reasonably selected by Bank), calculated as of the date of the adjustment (the Adjusted Fixed Rate).

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Principal Balance of the 1998/1999 Construction Loan shall thereafter accrue interest at a fixed rate equal to the rate in effect immediately prior to the Event of Default plus five percent (5%).

                        d. PAYMENT OF PRINCIPAL AND INTEREST. Following conversion, the 1998/1999 Construction Loan shall be due and payable in eighty-four (84) monthly installments of principal and interest; provided that the unpaid balance of principal and interest shall be paid in full not later than seven (7) years after the date of conversion. The first monthly installment shall be due and payable on the fifteenth (15th) day of the first calendar month following the conversion, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of every calendar month thereafter. The first sixty (60) monthly installments shall be in the amount necessary to amortize the Principal Balance of the 1998/1999 Construction Loan upon conversion, together with interest at the Initial Fixed Rate, over a term of eighty-four (84) months. The final twenty-four (24) monthly installments shall be in the amount necessary to amortize the greater of (i) the Principal Balance of the 1998/1999 Construction Loan immediately following the sixtieth
(60th) monthly installment or (ii) the Principal Balance of the 1998/1999 Construction Loan that would exist immediately following the sixtieth (60th) monthly installment if all payments were made precisely when due, together with interest at the Adjusted Fixed Rate, over a term of twenty-four (24) months.

                        e. PREPAYMENT. Subject to Paragraph 5.7.a., prepayment may be made in whole or in part at any time. All prepayments shall be applied first to accrued interest and then to the Principal Balance. Prepayments shall not affect the regularity or amount of the monthly installments coming due thereafter.

                5.5. PRIME AND/OR LIBOR BORROWING RATES. If Borrower elects to have the 1998/1999 Construction Loan bear interest at Prime and/or LIBOR Borrowing Rates, then:

                        a. LIBOR BORROWING RATE. Borrower may elect from time to time to have portions of the Principal Balance of the 1998/1999 Construction Loan accrue interest at a LIBOR Borrowing Rate on the terms and conditions of Paragraph 9.

Page 14-RESTATED AND AMENDED LOAN AGREEMENT

                        b. PRIME BORROWING RATE. Except for portions of the Principal Balance of the 1998/1999 Construction Loan that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance of the 1998/1999 Construction Loan at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount of the 1998/1999 Construction Loan shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for the LIBOR Borrowing Rate Amount plus seven percent (7%).

                        d. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteen (15th) day of the first calendar month following conversion, and on the fifteenth (15th) day of every calendar month thereafter prior to Maturity, and at Maturity. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

                        e. PAYMENT OF PRINCIPAL. Following conversion, the Principal Balance of the 1998/1999 Construction Loan shall be paid in eighty-four (84) equal monthly installments of one eighty-fourth (1/84th) of the Principal Balance of the 1998/1999 Construction Loan upon conversion; provided that the unpaid balance of principal and interest shall be paid in full not later than seven (7) years after the date of conversion. The first monthly installment shall be due and payable on the fifteenth (15th) day of the first calendar month following conversion, and an additional monthly installment shall be due and payable on the 15th day of every calendar month thereafter.

                        f. PREPAYMENT. Subject to Paragraph 5.7.b., prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Prime Borrowing Rate Amount and then to any LIBOR Borrowing Rate Amounts (in such order as Bank may determine in Bank's absolute discretion), and then to accrued interest. Prepayments of principal shall be applied to the remaining installments of principal in the inverse order of their maturity.

                5.6. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

                5.7. PREPAYMENT PREMIUM. Upon payment of all or any portion of the 1998/1999 Construction Loan on a date other than the regularly scheduled due date for payment, including, without limitation, voluntary prepayment or repayment upon acceleration following an Event of Default, Borrower shall pay to Bank upon demand:


Page 15-RESTATED AND AMENDED LOAN AGREEMENT

                        a. If the 1998/1999 Construction Loan is bearing interest at a fixed rate, a yield maintenance charge calculated in accordance with Exhibit B.

                        b. If the 1998/1999 Construction Loan is bearing interest at Prime and/or LIBOR Borrowing Rates, then with respect to all LIBOR Borrowing Rate Amounts, a yield maintenance charge calculated in accordance with Exhibit A.

        6.      MO PARTNERS LOAN.

                6.1. AMOUNT. Bank has made a Loan to Obie in the principal amount of Six Hundred Ninety-Eight Thousand Dollars ($698,000), to be used to pay up to one hundred percent (100%) of the purchase price of certain Billboards (and their associated Billboard Site Leases) that Obie has acquired from MO Partners, a related Oregon general partnership. The Principal Balance of the MO Partners Loan on the date of this Agreement is Six Hundred Eighty-Nine Thousand Six Hundred Ninety Dollars Forty-Eight Cents ($689,690.48).

                6.2. MO PARTNERS NOTE. The MO Partners Loan shall be subject to all of the terms and conditions of the MO Partners Note and this Agreement.

                6.3.    INTEREST RATE AND PAYMENT OF INTEREST.

                        a. LIBOR BORROWING RATE. Borrower may elect from time to time to have portions of the Principal Balance of the MO Partners Loan accrue interest at a LIBOR Borrowing Rate on the terms and conditions of Paragraph 9.

                        b. PRIME BORROWING RATE. Except for portions of the Principal Balance of the MO Partners Loan that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance of the MO Partners Loan at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount of the MO Partners Loan shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for the LIBOR Borrowing Rate Amount plus seven percent (7%).

                        d. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth
(15th) day of every calendar month thereafter prior to Maturity, and at Maturity. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

Page 16-RESTATED AND AMENDED LOAN AGREEMENT

                        e. PAYMENT OF PRINCIPAL. The remaining Principal Balance of the MO Partners Loan shall be paid in eighty-three (83) monthly installments. The first monthly installment shall be due and payable on the fifteenth (15th) day of September, 1998, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of every calendar month thereafter, to and including July 15, 2005, when the unpaid balance of the MO Partners Loan, principal and interest, shall be paid in full. The first eighty-two (82) monthly installments shall be in the amount of Eight Thousand Three Hundred Nine Dollars Fifty-Two Cents ($8,309.52) each. The final monthly installment shall be in the amount of Eight Thousand Three Hundred Nine Dollars Eighty-Four Cents ($8,309.84).

                        f. PREPAYMENT. Subject to Paragraph 6.5., prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Prime Borrowing Rate Amount and then to any LIBOR Borrowing Rate Amounts (in such order as Bank may determine in Bank's absolute discretion), and then to accrued interest. Prepayments of principal shall be applied to the remaining installments of principal in the inverse order of their maturity.

                6.4. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three-hundred sixty (360) day year and applied to the actual number of days elapsed.

                6.5. PREPAYMENT PREMIUM. Upon payment of all or any portion of the MO Partners Loan on a date other than the regularly scheduled due date for payment, including, without limitation, voluntary prepayment or repayment upon acceleration following an Event of Default, Borrower shall pay to Bank upon demand, with respect to all LIBOR Borrowing Rate Amounts, a yield maintenance charge calculated in accordance with Exhibit A.

                6.6. FEE. Upon closing of the MO Partners Loan, Borrower paid to Bank a loan fee in the amount of one percent (1%) of the principal amount of the MO Partners Loan.

        7.      BRIDGE LOAN.

                7.1. MAXIMUM AMOUNT. Subject to the terms and conditions of this Agreement, Bank, at its option, may make Advances to Borrower from time to time through October 31, 1998, in an aggregate principal amount not to exceed Seven Million Dollars ($7,000,000).

                7.2. REQUESTS FOR ADVANCES. Whenever Borrower desires to request an Advance, Borrower shall give Bank notice thereof in accordance with the Bridge Note.

                7.3. CONDITIONS OF ADVANCES. Borrower's right to request each Advance is subject to the following conditions, which are for the benefit of Bank and may be waived in whole or part by Bank:


Page 17-RESTATED AND AMENDED LOAN AGREEMENT

                        a. The proceeds of the initial Advance may be used solely to pay the purchase price for P&C, pursuant to the Stock Purchase Agreement, up to a maximum of Six Million Dollars ($6,000,000).

                        b. Remaining Advances may be used by Borrower for working capital.

                7.4. REPRESENTATION AND WARRANTY. Each request by Borrower for an Advance shall be deemed to be Borrower's representation and warranty that no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the Advance.

                7.5. BRIDGE NOTE. The Bridge Loan shall be subject to all of the terms and conditions of the Bridge Note and this Agreement.

                7.6.    PRIME AND/OR LIBOR BORROWING RATES.

                        a. LIBOR BORROWING RATE. Borrower may elect from time to time to have portions of the Principal Balance of the Bridge Loan accrue interest at a LIBOR Borrowing Rate on the terms and conditions of Paragraph 9.

                        b. PRIME BORROWING RATE. Except for portions of the Principal Balance of the Bridge Loan that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance of the Bridge Loan at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount of the Bridge Loan shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for the LIBOR Borrowing Rate Amount plus seven percent (7%).

                        d. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of the first calendar month following the closing of the Bridge Loan and on the fifteenth (15th) day of every calendar month thereafter prior to Maturity, and at Maturity. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

                        e. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days lapsed.


Page 18-RESTATED AND AMENDED LOAN AGREEMENT

                7.7. PAYMENT OF PRINCIPAL. The Principal Balance of the Bridge Loan shall be due and payable on demand, or if no demand, upon closing of the Secondary Offering or August 31, 1999, whichever is earlier.

                7.8. PREPAYMENT. Subject to Paragraph 7.9, prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Prime Borrowing Rate Amount and then to any LIBOR Borrowing Rate Amounts (in such order as Bank may determine in Bank's absolute discretion), and then to accrued interest.

                7.9. PREPAYMENT PREMIUM. Upon payment of all or any portion of the Bridge Loan on a date other than the regularly scheduled due date for payment, including, without limitation, voluntary prepayment or repayment upon acceleration following an Event of Default, Borrower shall pay to Bank on demand, with respect to all LIBOR Borrowing Rate Amounts, a yield maintenance charge calculated in accordance with Exhibit A.

                7.10. FEE. Contemporaneously with the execution of this Agreement, Borrower shall pay to Bank a fee for the Bridge Loan in the amount of Thirty-Five Thousand Dollars ($35,000).

        8.      TERM LOAN B.

                8.1. SECONDARY OFFERING. With respect to the Secondary Offering, Borrower represents and warrants to Bank that:

                        a. Borrower currently intends, and will exercise its best efforts, to pursue and complete a Secondary Offering by August 31, 1999.

                        b. Borrower's best estimate of the net proceeds (after payment of all associated costs and expenses) that will be raised by Borrower through the Secondary Offering is Thirteen Million Dollars ($13,000,000).

                        c. If Borrower completes the Secondary Offering by August 31, 1999, Borrower shall apply all net proceeds of the Secondary Offering to the Bridge Loan, until that Loan is paid in full.

                8.2. MAXIMUM AMOUNT. If the Secondary Offering is not completed by August 31, 1999 or if the net proceeds of the Secondary Offering is insufficient to pay the Bridge Loan in full, then, subject to the terms and conditions of this Agreement, Bank shall make Term Loan B to Borrower in a principal amount specified by Borrower, subject to a maximum equal to the lesser of (i) Seven Million Dollars ($7,000,000) or (ii) the unpaid balance of the Bridge Loan, principal and interest, immediately following application of all net proceeds of any Secondary Offering.

Page 19-RESTATED AND AMENDED LOAN AGREEMENT

                8.3. SPECIAL CONDITIONS. Bank's obligation to close Term Loan B is subject to the following special conditions, which are for the benefit of Bank and may be waived in whole or in part by Bank:

                        a. Term Loan B shall be closed not later than September 1, 1999.

                        b. The Bridge Loan shall be paid in full, principal and interest, at closing.

                        c. All representations and warranties of Borrower contained in this Agreement shall continue to be true and complete as of the closing date.

                        d. As of the closing date, no Event of Default shall have occurred or be continuing, and no event shall have occurred or be continuing that, with notice or passage of time, or both, would be an Event of Default.

                        e. No material adverse change shall have occurred in Borrower's financial condition since the date of this Agreement.

                8.4. TERM NOTE B. At closing, Borrower shall execute and deliver to Bank Term Note B in the principal amount of Term Loan B, and in a form satisfactory to Bank. Term Loan B shall be subject to all of the terms and conditions of Term Note B and this Agreement.

                8.5. INTEREST RATE ELECTION. At the time of closing of Term Loan B, Borrower may elect to have Term Loan B bear interest at a fixed rate pursuant to Paragraph 8.6., or at Prime and/or LIBOR Borrowing Rates pursuant to Paragraph 8.7. Borrower may not alter Borrower's election after closing.

                8.6. FIXED RATE. If Borrower elects to have Term Loan B bear interest at a fixed rate, then:

                        a. INITIAL FIXED RATE. During the first five (5) years of the term of Term Loan B, the Principal Balance of Term Loan B shall bear interest at a fixed rate of two and one-half percent (2.5%) above the most current weekly rate for Five-Year Treasury Constant Maturities (as reported in Federal Reserve Statistical Release H.15 or any successor publication reasonably selected by Bank), calculated as of closing date (the Initial Fixed Rate).

                        b. ADJUSTED FIXED RATE. On the due date of the sixtieth (60th) monthly installment under Term Loan B, the interest rate shall be adjusted to a fixed rate of two and one-half percent (2.5%) above the most current weekly rate for Two-Year Treasury Constant Maturities (as reported in Federal Reserve Statistical Release H.15 or any successor publication reasonably selected by Bank), calculated as of the date of the adjustment (the Adjusted Fixed Rate).

Page 20-RESTATED AND AMENDED LOAN AGREEMENT

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Principal Balance of Term Loan B shall thereafter accrue interest at a fixed rate equal to the rate in effect immediately prior to the Event of Default plus five percent (5%).

                        d. PAYMENT OF PRINCIPAL AND INTEREST. Term Loan B shall be due and payable in eighty-four (84) monthly installments of principal and interest; provided that the unpaid balance of Term Loan B, principal and interest, shall be paid in full not later than August 31, 2006. The first monthly installment shall be due and payable on the fifteenth (15th) day of the first calendar month following the closing of Term Loan B, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of each calendar month thereafter. The first sixty (60) monthly installments shall be in the amount necessary to amortize the initial Principal Balance of Term
Loan B, together with interest at the Initial Fixed Rate, over a term of eighty-four (84) months. The final twenty-four (24) monthly installments shall be in the amount necessary to amortize the greater of (i) the Principal Balance of Term Loan B immediately following the sixtieth (60th) monthly installment or
(ii) the Principal Balance of Term Loan B that would exist immediately following the sixtieth (60th) monthly installment if all payments were made precisely when due, together with interest at the Adjusted Fixed Rate, over a term of twenty-four (24) months.

                        e. PREPAYMENT. Subject to Paragraph 8.9, prepayment may be made in whole or in part at any time. All prepayments shall be applied first to accrued interest and then to the Principal Balance. Prepayments shall discharge Borrower's obligation to pay monthly installments of principal and interest until such time as those monthly installments must recommence in order for Borrower to pay the Loan in full not later than August 31, 2006, assuming all payments are made precisely when due.

                8.7. PRIME AND/OR LIBOR BORROWING RATES. If Borrower elects to have Term Loan B bear interest at Prime and/or LIBOR Borrowing Rates, then:

                        a. LIBOR BORROWING RATE. Borrower may elect from time to time to have portions of the Principal Balance of Term Loan B accrue interest at a LIBOR Borrowing Rate on the terms and conditions of Paragraph 9.

                        b. PRIME BORROWING RATE. Except for portions of the Principal Balance of Term Loan B that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance of Term Loan B at a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%). The interest rate shall be adjusted without notice effective on each day the Prime Rate changes.

                        c. DEFAULT INTEREST RATE. Notwithstanding anything in this Agreement to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount of Term Loan B shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate

Page 21-RESTATED AND AMENDED LOAN AGREEMENT

Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for the IBOR Borrowing Rate Amount plus seven percent (7%).

                        d. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of the first calendar month following the closing of Term Loan B, and on the fifteenth (15th) day of every calendar month thereafter prior to Maturity, and at Maturity. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

                        e. PAYMENT OF PRINCIPAL. The Principal Balance of Term Loan B shall be paid in eighty-four equal (84) monthly installments of one eighty-fourth (1/84th) of the Principal Balance of Term Loan B; provided that the unpaid balance of Term Loan B, principal and interest, shall be paid in full not later than August 31, 2006. The first monthly installment shall be due and payable on the fifteenth (15th) day of the first calendar month following the closing of Term Loan B, and additional monthly installment shall be due and payable on the fifteenth (15th) day of every calendar month thereafter.

                        f. PREPAYMENT. Subject to Paragraph 8.9., prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Prime Borrowing Rate Amount and then to any LIBOR Borrowing Rate Amounts (in such order as Bank may determine in Bank's absolute discretion), and then to accrued interest. Prepayments of principal shall be applied to the remaining installments of principal in the order of their maturity.

                8.8. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

                8.9. PREPAYMENT PREMIUM. Upon payment of all or any portion of Term Loan B on a date other than the regularly scheduled due date for payment, including, without limitation, voluntary prepayment or repayment upon acceleration following an Event of Default, Borrower shall pay to Bank on demand:

                        a. If Term Loan B is bearing interest at a fixed rate, a yield maintenance charge calculated in accordance with Exhibit B.

                        b. If Term Loan B is bearing interest at Prime and/or LIBOR Borrowing Rates, then with respect to all LIBOR Borrowing Rate Amounts, a yield maintenance charge calculated in accordance with Exhibit A.

                8.10.   REVOLVING TERM LOAN.

                        a. MAXIMUM AMOUNT. Term Loan B is a reducing, revolving term loan. At any time, the maximum Principal Balance of Term Loan B shall equal the Principal Balance that would then exist if all payments had been made precisely when due.


Page 22-RESTATED AND AMENDED LOAN AGREEMENT

                        b. FUTURE ADVANCES. If Borrower prepays all or any portion of Term Loan B, then Borrower may request future Advances under Term Loan B. Whenever Borrower desires to request an Advance, Borrower shall give Bank notice thereof in accordance with Term Note B. Following the Advance, the Principal Balance of Term Loan B shall not exceed the maximum Principal Balance of Term Loan B.

                        c. REPRESENTATION AND WARRANTY. Each request by Borrower for an Advance shall be deemed to be Borrower's representation and warranty that no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the Advance.

                        d. MONTHLY PAYMENTS. To the extent Borrower's obligation to pay monthly installments has been discharged as a result of prepayments pursuant to paragraph 8.6.e. or 8.7.f., future Advances under Term Loan B shall reinstate the obligation to pay those installments in the inverse order of their maturity. Accordingly, Borrower's obligation to pay monthly installments shall not recommence until such time as those monthly installments must recommence in order for Borrower to pay Term Loan B in full not later than August 31, 2006, assuming all payments are made precisely when due.

                8.11. FEE. At the time of closing of Term Loan B, Borrower shall pay Bank a loan fee in the amount of one percent (1%) of the principal amount of Term Loan B, less Thirty-Five Thousand Dollars ($35,000), but in no event less than zero (-0).

        9.      LIBOR BORROWING RATE.

                9.1. ELECTION BY BORROWER. Borrower may obtain LIBOR Borrowing Rate quotes from Bank between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) on any Business Day. Borrower may request a new Advance as a LIBOR Borrowing Rate Amount, or conversion of a portion of a Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring, only by giving Bank notice in accordance with Paragraph 9.2. not later than 10:00 a.m. on such date.

                9.2. NOTICE TO BANK. Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Bank irrevocable notice (either in writing or orally) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) two (2) Business Days in advance of the desired effective date of such rate.
Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, a Person authorized to execute and delivery promissory notes to Bank on behalf of Borrower, and shall specify the requested effective date of the rate, the LIBOR Interest Period, and whether Borrower is requesting a new Advance as a LIBOR Borrowing Rate Amount, conversion of a portion of a Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring. Bank may, but need not, require that all oral notices be confirmed in writing. Notwithstanding any other term of the Loan Agreement,

Page 23-RESTATED AND AMENDED LOAN AGREEMENT

Borrower may elect a LIBOR Borrowing Rate Amount only in the minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in larger integral multiples of One Hundred Thousand Dollars ($100,000). Except as provided in Paragraph 9.3., the LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall remain fixed for the applicable LIBOR Interest Period.

                9.3. TERMINATION. If at any time Bank's LIBOR Rate is unascertainable or unavailable to Bank or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If any LIBOR Borrowing Rates are then in effect, (i) each shall terminate automatically with respect to the applicable LIBOR Borrowing Rate Amount (a) on the last day of the applicable LIBOR Interest Period, if Bank may lawfully continue to maintain such loans, or (b) immediately if Bank may not lawfully continue to maintain such loans through such day, and (ii) the Prime Borrowing Rate automatically shall become effective as to such amounts upon termination.

                9.4. ADDITIONAL COMPENSATION TO BANK. If at any time after the date of this amendment (i) any revision in or adoption of any applicable law, rule or regulation or in the interpretation or administration thereof (a) shall subject Bank or its Eurodollar lending office to any tax, duty or other charge, or change the basis of taxation of payments to Bank with respect to any loans bearing interest based on Bank's LIBOR Rate or (b) shall impose or modify any reserve, insurance, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by Bank or its Eurodollar lending office, or impose on Bank or its Eurodollar lending office any other condition affecting any such loans, and (ii) the result of the foregoing is (x) to increase the cost to Bank of making or maintaining any such loans or (y) to reduce the amount of any sum receivable under the Loan Agreement by Bank or its Eurodollar lending office, Borrower shall pay Bank within fifteen
(15) days after demand by Bank such additional amount as will compensate Bank for such increased cost or reduction. The determination hereunder by Bank of such additional amounts shall be conclusive in the absence of manifest error.
If Bank demands compensation under this paragraph, Borrower may, upon three (3) Business Days' notice to Bank, pay the accrued interest on all LIBOR Borrowing Rate Amounts as may be affected, together with any additional amounts payable under Paragraph 9.5. Upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Borrowing Rate Amounts.

                9.5. YIELD MAINTENANCE CHARGE. Upon any termination of any LIBOR Borrowing Rate (including, but not limited to, conversion to another rate) or payment of all or any portion of any LIBOR Borrowing Rate Amount on a date other than the last day of the then applicable LIBOR Interest Period, as the case may be, including, without limitation, (i) voluntary prepayment, (ii) acceleration following an Event of Default, or (iii) repayment in response to a notice under Paragraph 9.4., Borrower shall pay to Bank on demand a yield maintenance charge calculated in accordance with Exhibit A.

Page 24-RESTATED AND AMENDED LOAN AGREEMENT

                9.6. PAYMENT OF INTEREST. If Borrower selects the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Bank may have obtained the funds loaned to Borrower from sources other than the applicable London interbank market. Bank's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

                9.7. DEFAULT. Notwithstanding any other term of the Loan Agreement, Borrower may not select the LIBOR Borrowing Rate if an event has occurred that constitutes an Event of Default or which, with notice or lapse of time, or both, would be an Event of Default.

        10.     NOTES; SECURITY.

                10.1. NOTES. Contemporaneously with the execution of this Agreement, Borrower shall execute and deliver to Bank a new Revolving Note, a new Term Note A, a new 1998/1999 Construction Note and a Bridge Note, in form and substance satisfactory to Bank. However, the execution and delivery of these Notes shall not be deemed to pay or otherwise discharge any other Notes evidencing the Loans. Contemporaneously with any closing of Term Loan B, Borrower shall execute and deliver to Bank Term Note B in form and substance satisfactory to Bank.

                10.2.   SECURITY.

                        a. THE COLLATERAL. All obligations of Borrower to Bank under this Agreement and the Notes shall be secured by a first priority security interest in:

                                (1)     All of Borrower's now owned and
hereafter acquired inventory, accounts, equipment, fixtures, chattel paper, documents, instruments, investment property, contract rights and general intangibles; and all products and proceeds of the foregoing.

                                (2)     All stock in P&C.

Bank does not intend to perfect its security interests in the Billboards and Billboard Site Leases at the time of execution of this Agreement, but Bank reserves the right to perfect those interests at any time and for any reason.

                        b. THE COLLATERAL DOCUMENTS. Contemporaneously with the execution of this Agreement, Borrower shall execute and deliver or cause to be executed and delivered to Bank such security agreements, Uniform Commercial Code financing statements, deeds of trust, mortgages and other security instruments covering the Collateral as Bank may require, each in a form and substance satisfactory to Bank.

                        c. ADDITIONAL ACTS. At Bank's request, Borrower from time to time shall execute and/or deliver to Bank such additional deeds of trust, security agreements, Uniform Commercial Code financing statements and any other documents and instruments

Page 25-RESTATED AND AMENDED LOAN AGREEMENT

(endorsed or assigned to Bank as Bank may request), which may be required under applicable law or which Bank may request to effectuate the transactions contemplated under this Agreement and to grant, preserve, protect and perfect the validity and first priority of the security interests intended to be created by the Collateral Documents.

                        d. TITLE INSURANCE AND TITLE REPORTS. At Bank's request, Borrower from time to time shall deliver to Bank (i) a lender's title insurance policy, naming Bank as the insured, acceptable to Bank as to amount, insurer, form, coverage and exceptions, and showing the lien of Bank securing the Loan as a first lien upon each Billboard and Billboard Site Lease worth Fifty Thousand Dollars ($50,000) or more, and (ii) Status of Title or Lot Book Reports, acceptable to Bank as to title company, form, coverage and exceptions, and showing the Lien of Bank securing the Loan as a first lien upon each Billboard and Billboard Site Lease worth less than Fifty Thousand Dollars ($50,000). Solely for purposes of this paragraph, the worth of a Billboard and its associated Billboard Site Lease will be determined by Bank in its reasonable discretion.

                10.3. PARTIAL RELEASE OF P&C STOCK. Bank shall release from the Collateral all stock in P&C upon the following conditions, which are for the benefit of Bank and which may be waived in whole or in part by Bank:

                        a.      The Bridge Loan shall be paid in full.

                        b. Term Loan B shall be paid in full, and all rights of Borrower to future Advances under Term Loan B shall have terminated.

                        c. At the time of release, all representations and warranties of Borrower contained in this Agreement shall continue to be true and complete.

                        d. At the time of release, no Event of Default shall have occurred or be continuing, and no event shall have occurred or be continuing that, with the giving of notice or the passage of time or both, would be an Event of Default.

                        e. No material adverse change shall have occurred in the financial condition of Borrower since the date of this Agreement.

        11. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions precedent:

                11.1. Bank shall have received this Agreement, the new Revolving Note, the new Term Note A, the new 1998/1999 Construction Note, the Bridge Note, the Collateral Documents and each other Loan Document to which Borrower is a party, each executed and delivered by a duly authorized representative of the applicable parties thereto.

Page 26-RESTATED AND AMENDED LOAN AGREEMENT

                11.2. Bank shall have received all documents and information Bank may request relating to the authority for and validity of this Agreement and the other Loan Documents, and to any other related matters, each in a form and substance satisfactory to Bank.

                11.3. Bank shall have received a written opinion of Tonkon Torp LLP, counsel for Obie and P&C, and a written opinion of Owen-Bird, counsel for Obie BC, each dated as of the date of this Agreement and addressed to Bank, in a form and substance satisfactory to Bank.

                11.4. Bank shall have received the fees referred to in Paragraphs 2.9.a. and 7.10.

        12. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants:

                12.1. EXISTENCE AND POWER. Borrower is a duly organized and validly existing corporation in its jurisdiction of incorporation and is duly qualified and in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform the Loan Documents and all other documents to be executed and delivered by it.

                12.2. AUTHORIZATION. The execution, delivery and performance by Borrower of the Loan Documents and all other documents to be executed, delivered or performed by it and any borrowing in connection therewith have been duly authorized by all necessary action, do not contravene any Law binding on it or its organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected.

                12.3. SUBSIDIARIES. Each of Obie BC and P&C is a wholly owned subsidiary of Obie. Obie has no other subsidiaries or divisions, except OB Walls, Inc., a fifty percent (50%) owned subsidiary, nor is Obie engaged in any joint venture or partnership with any other Person. Neither Obie BC nor P&C has any subsidiaries or divisions, and neither is engaged in any joint venture or partnership with any other Person.

                12.4. ADVERTISING BUSINESS. Borrower is the sole owner of all of the billboard and mass transit advertising businesses currently conducted by it. Specifically, but without limitation, Borrower is the sole owner of all Billboards, Billboard Site Leases, advertising contracts with mass transit districts, contracts for the sale of advertising design services, and contracts for advertising space on Billboards and mass transit vehicles.

                12.5. LITIGATION. There are no actions, proceedings, investigations or claims pending against Borrower, or, to its knowledge, threatened against or affecting Borrower, before any court, arbitrator, governmental body or agency which would be likely to result in a judgment or order against Borrower in excess of Twenty-five Thousand Dollars ($25,000).

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                12.6.   FINANCIAL CONDITION.  All Financial Statements furnished
to Bank prior to the full execution of this Agreement by Borrower have been prepared in accordance with GAAP, except as noted therein; and all such Financial Statements fully and fairly represent the financial condition presented at the dates thereof and the income and loss for the periods covered thereby, and there have been no material adverse changes in Borrower's financial condition or business from the date thereof to the date of this Agreement.

                12.7. TAXES. Borrower has filed all tax returns and reports required of it, and has paid all taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by Borrower.

                12.8. OTHER AGREEMENTS. Borrower is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets, which breach or default would have a material adverse effect on Borrower's financial condition or operations.

                12.9. GOOD TITLE. Borrower is the true and lawful owner of and has good title to all Collateral and it will have good title to all such Collateral acquired hereafter, free of any security interests, liens or encumbrances, except in favor of Bank.

                12.10. FIRST PRIORITY SECURITY INTEREST. Except as provided in paragraph 17, the liens created or to be created in favor of Bank under the Collateral Documents do and will at all times on and after the effective date of this Agreement, constitute first priority security interests in the Collateral as security for the Borrower's obligations under the Loan Documents.

                12.11. COMPLIANCE WITH LAWS. Borrower is in compliance with all applicable Laws. Without limiting the foregoing, Borrower represents and warrants that (a) to the best of Borrower's actual knowledge, all conditions at all present and former business premises of Borrower and its Affiliates, and all activities at those business premises, have at all times conformed to all applicable Environmental Laws, (b) to the best of Borrower's actual knowledge, no Hazardous Substance has been released or discharged from any of those premises or is otherwise present in the soil or water of, or stored at, any of those premises, and (c) Borrower and its Affiliates are otherwise in compliance with all environmental permits and all Environmental Laws applicable to their properties or operations.

                12.12. ENFORCEABILITY. This Agreement constitutes, and each other Loan Document to which Borrower is a party, when executed and delivered to Bank, will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms.

                12.13. P&C PURCHASE AGREEMENT. Each of the representations and warranties made by Obie in the Stock Purchase Agreement is true and correct, and, to the best of their knowledge, each of the representations and warranties made by P&C in the Stock Purchase Agreement is true and correct.

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

                12.14. ACCURACY OF REPRESENTATIONS AND WARRANTIES. No representation or warranty contained in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make such representations or warranties not misleading.

        13. AFFIRMATIVE COVENANTS. Until payment in full of all payment obligations, and performance of all other obligations, of Borrower under the Loan Documents, Borrower agrees that:

                13.1. INSPECTION RIGHTS. At any reasonable time, and from time to time, Borrower will permit Bank to examine and make copies of and abstracts from its Records and books of account, to inspect the Collateral, to visit its properties and to discuss its affairs, finances and accounts with any of its owners, managers or representatives.

                13.2. COLLATERAL AUDITS. Without limiting the provisions of Paragraph 13.1., Borrower will permit Bank, by or through any of Bank's representatives, attorneys or accountants, and at Borrower's expense, to conduct periodic audits of and to verify the Collateral.

                13.3. KEEPING OF BOOKS AND RECORDS. Borrower will keep adequate records and books of account in which complete entries will be made, in accordance with GAAP, reflecting all material financial transactions.

                13.4. CONDUCT OF BUSINESS. Borrower shall preserve and maintain its corporate existence and that of its Affiliates, and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

                13.5. OTHER OBLIGATIONS. Borrower will pay and discharge when due all indebtedness, taxes and other obligations for which it is liable or to which its income or property is subject and all claims for labor or materials which, if unpaid, might become by law a lien upon its assets, unless it is contesting the indebtedness, taxes, or other obligations in good faith and provision has been made to the reasonable satisfaction of Bank for the payment thereof in the event any such contest is determined adversely to it. Specifically, but without limitation, Borrower will pay and perform when due all obligations of the tenant under all Billboard Site Leases, whether now existing or hereafter arising.

                13.6. INSURANCE. Borrower will provide, maintain and deliver to Bank policies of hazard, liability, key man life and other insurance with respect to all of the Collateral owned by it, and with respect to its properties and operations, carried with companies acceptable to Bank and in such amounts and covering all such risks as Bank may require, with loss payable to Bank. Specifically, but without limitation, Obie, as the owner, shall at all times maintain key man life insurance on Brian Obie, as the insured, that will pay Obie net death benefits (after any offsets or deductions) of not less than Two Million Dollars ($2,000,000); shall keep that policy

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

free of all liens and encumbrances; and shall not terminate, surrender, borrow against or otherwise modify or amend that policy without the prior written consent of Bank.

                13.7.   FINANCIAL INFORMATION.

                        a. As soon as available and in any event within ninety (90) days after the end of its fiscal year, Borrower shall deliver to Bank its CPA audited (i) consolidated balance sheet as of the end of that fiscal year, (ii) related consolidated statements of income and retained earnings and statement of changes in financial position for that year; and (iii) report, if any, to management by the accountant that prepared the financial statements, in each case audited by Arthur Andersen LLP or another certified public accountant acceptable to Bank and prepared in accordance with GAAP. No document or report shall contain a disclaimer of opinion or adverse opinion except such as Bank in its sole discretion may determine to be immaterial.

                        b. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, Borrower will furnish to Bank its company-prepared balance sheet and statement of income as at the end of such fiscal quarter, in each case prepared on a consolidated basis in accordance with GAAP.

                        c. As soon as available and in any event within thirty (30) days after filing, but in no event more than six (6) months after the end of each tax year, Borrower and each of its Affiliates shall furnish to Bank their federal income tax returns for that tax year.

                        d. As soon as available and in any event by noon on the fifth (5th) Business Day of each month, Borrower shall furnish to Bank an aging of accounts, and a borrower's certificate summarizing the status of the Borrowing Base and the Loan, each prepared as of the close of business on the last day of the preceding month and in a form reasonably acceptable to Bank.

                        e. As soon as available and in any event by noon on the fifth (5th) Business Day of each month, Borrower shall furnish to Bank a certificate prepared as of the first day of that month and in a form reasonably acceptable to Bank, and executed by the president or chief financial officer of Borrower, that (i) identifies all new Billboard Site Leases that arose during the preceding month, (ii) identifies all Billboard Site Leases that expired or otherwise terminated during the preceding month, (iii) represents that, except as otherwise disclosed to Bank in writing, all Billboard Site Leases are in full force and effect and that Borrower is not in any respect in default thereunder (or specifying any events of default), and (iv) sets forth such other information as Bank may request concerning the Billboards and Billboard Site Leases.

                        f. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or governmental authority.

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

                        g. From time to time, Borrower shall furnish to Bank all other statements, reports, tax returns and other information as Bank may reasonably request concerning the financial condition and business affairs of Borrower.

                13.8. COMPLIANCE WITH LAWS. Borrower shall comply in all material respects with all Laws (including but not limited to all securities and Environmental Laws) and promptly provide written notice to Bank (1) of the receipt of any notice of violation thereof from any Person which violation, alone or together with any other such violations, could reasonably be expected to have a material adverse effect on Borrower's business, assets, operations or condition, financial or otherwise, and (2) upon becoming aware that any facility at any time owned or operated by Borrower is being, or has been, subject to a release of any Hazardous Substance. Without limiting the generality of the foregoing, Borrower agrees that it will at all times comply with applicable laws relating to disabled access, including, but not limited to, all applicable titles of the Americans with Disabilities Act of 1990, as amended.

                13.9. LANDLORD CONSENTS. Borrower shall exercise Borrower's best efforts to include the following language in all future Billboard Site
Leases:

                "Upon Lessee's request, Lessor agrees to execute, acknowledge before a notary public, and permit Lessee to record a memorandum of this Lease. Lessee may sell, assign or encumber its interest in this Lease and any signs and improvements placed on the site by Lessee. Any claim Lessor ever has to any such sign or improvement is subject to the interest of a secured lender to Lessee, and the lender may at any time remove the sign or improvement. Upon written notice to Lessor of the name and address of a secured lender to Lessee, Lessor agrees not to terminate this Lease until the lender has been given written notice of any default and the default has not been cured within thirty (30) days after receipt of the notice. Lessor agrees to promptly copy such lender on any other notices or correspondence to Lessee. Lessor agrees to execute any documents or consents necessary to allow such lender to file and perfect its secured interest."

                13.10. NOTIFICATION. Promptly after learning thereof, Borrower will notify Bank of:

                        a. The occurrence of any Event of Default or other event which, with notice or lapse of time, or both, would be an Event of Default, and if such Event of Default or such other event is then continuing, a certificate of its chief financial officer or other authorized representative setting forth the details thereof and the action which it is taking or proposes to take with respect thereto; and

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

                        b.      The details of any lien, litigation,
administrative proceeding or judgment involving Twenty-five Thousand Dollars ($25,000) or more (including but not limited to any arising from or related to any Hazardous Substance or securities or Environmental Laws) arising after the date hereof and affecting Borrower or any assets of Borrower.

                13.11. CASH FLOW COVERAGE RATIO. Borrower shall maintain a ratio of Cash Flow to Cash Requirements, on a consolidated basis, of:

                        a. Not less than 1.10 to 1 for the twelve (12) month period ending on the last day of each fiscal quarter of Borrower, through the fiscal quarter ending November 30, 1999.

                        b. Thereafter, not less than 1.25 to 1 for the twelve (12) month period ending on the last day of each fiscal quarter of Borrower.

                        c.      For purposes of this paragraph:

                                (1)     "Cash Flow" means, for the applicable
period, (i) Borrower's net income after taxes; plus (ii) amortization, depreciation and other non-cash expenses deducted in calculating that net income; minus (iii) any amounts paid by Borrower for the purchase or capital lease of tangible or intangible assets that are not funded by long-term debt (but not less than zero); all as reasonably determined by Bank on a consolidated basis in accordance with GAAP.

                                (2)     "Cash Requirements" means, for the
applicable period, (i) the regularly scheduled payments of principal by Borrower upon long-term debt (including the Loans); plus (ii) any prepayments of principal by Borrower upon long-term debt (excluding the Loans); plus (c) any dividends or other distributions paid by Borrower to its shareholders; all as reasonably determined by Bank on a consolidated basis in accordance with GAAP.

                13.12. CASH FLOW LEVERAGE RATIO. Borrower shall maintain a ratio of Interest-Bearing Debt to EBITDA, on a consolidated basis, of not more than 4 to 1 for the twelve (12) month period ending on the last day of each fiscal quarter of Borrower. For purposes of this paragraph:

                        a. "Interest-Bearing Debt" means Borrower's aggregate interest-bearing debt as of the last day of the applicable period, as reasonably determined by Bank on a consolidated basis in accordance with GAAP. Interest-Bearing Debt specifically includes, without limitation, all Loans, all loans from third Persons, all purchase money indebtedness and all capital leases of Borrower. Interest Bearing Debt does not include Letters of Credit, but does include any payment made by Bank on account of a Letter of Credit.

Page 32-RESTATED AND AMENDED LOAN AGREEMENT

                        b. "EBITDA" means, for the applicable period, Borrower's net income after taxes, plus interest expense, income tax expense, depreciation and amortization, as reasonably determined by Bank on a consolidated basis in accordance with GAAP.

        14. NEGATIVE COVENANTS. Until payment in full of all payment obligations, and performance of all other obligations, of Borrower under the Loan Documents, Borrower agrees that:

                14.1. LIQUIDATION, MERGER OR SALE OF ASSETS. Borrower shall not liquidate, dissolve or enter into any merger, consolidation or other combination, nor sell, lease or dispose of any portion of its business or assets except in the ordinary course of its business, without the Bank's prior written consent, which shall not be unreasonably withheld.

                14.2.   GUARANTIES, LOANS AND INVESTMENTS.

                        a. Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable for, nor obligated to purchase, pay or provide funds for payment of, any obligation or indebtedness of any other Person.

                        b. Borrower shall not make or contract to make any loan to any Person or purchase or otherwise acquire the capital stock of, or any interest in, any Person; provided, however, that Borrower may acquire marketable securities that are regularly traded in a nationally recognized United States securities market, and provided that Borrower may make loans in an aggregate principal amount not to exceed at any one time outstanding the amount of Fifty Thousand Dollars ($50,000).

                14.3. LIENS. Borrower shall not, at any time, grant a security interest or other encumbrance on all or any of its presently owned or hereafter acquired Collateral, except to Bank; provided, however, that Borrower may grant purchase money security interests to secure purchase money indebtedness that does not exceed Sixty Thousand Dollars ($60,000) in the aggregate in any fiscal year of Borrower.

                14.4. TYPE OF BUSINESS. Borrower shall not make any material change in the character of its business.

        15. CASH COLLATERAL ACCOUNT. Notwithstanding the provisions of any other Loan Documents, except at such times as the unpaid balance, principal and interest, of the Revolving Loan is zero ($0.00), Borrower hereby agrees to hold all proceeds of collections on its accounts and of any other Collateral in trust for Bank and to deliver such proceeds to Bank daily in the exact form in which they are received, together with a collection report in form satisfactory to Bank. Cash proceeds (including checks) of all such Collateral shall be deposited in an account maintained with and under the sole control of Bank. Provided no Event of Default, or event which, with notice or lapse of time, or both, would be an Event of Default, has occurred, Bank may maintain sole control over cash proceeds for one (1) full Business Day following the date of

Page 33-RESTATED AND AMENDED LOAN AGREEMENT deposit, and thereafter shall apply those proceeds (a) first, to the unpaid balance of the Revolving Loan, (b) second, Bank may, at its option, apply any or all remaining proceeds to payment of any of Borrower's obligations to Bank that are then due, and (c) third, Bank shall release any remaining proceeds to Borrower. If any Event of Default, or any event which, with notice or lapse of time, or both, would be an Event of Default, has occurred, Bank, in its discretion, may apply any or all cash proceeds to payment of any of Borrower's obligations to Bank, whether or not then due, or may release any such proceeds or any portion thereof to Borrower.

        16.     DEFAULT.

                16.1. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

                        a. Any failure to pay any portion of any principal, interest or fees within ten (10) days after the due date thereof under this Agreement, any Note or any other Loan Document;

                        b. Any failure (other than as specified in Paragraph 16.1.a) by Borrower to perform or comply with any term of this Agreement, any other Loan Document or any other agreement between Bank and Borrower within twenty (20) days after written notice by Bank to Borrower specifying the nature of the nonperformance with reasonable particularity;

                        c. Any indebtedness of Borrower under any note, indenture, agreement, undertaking or obligation of any kind to any Person, including Bank, becomes due by acceleration or otherwise and is not paid; provided, however, that if Borrower objects in good faith to the validity or the amount of any such indebtedness (except for indebtedness to Bank), then Borrower, at its expense, may contest the validity or amount of that indebtedness provided that, upon Bank's request, Borrower promptly provides a bond, cash deposit or other security reasonably satisfactory to Bank to protect Bank should the contest be unsuccessful;

                        d. Any security interest or lien created or purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Person not to be, a valid, first priority security interest or lien;

                        e. Any warranty, representation or statement made or furnished to Bank by or on behalf of Borrower proves to have been false or misleading in any material respect when made or furnished;

                        f. The commencement of any proceeding under any bankruptcy or insolvency laws by or against, appointment of a receiver for any part of the property of, insolvency or business failure of, or any attachment, seizure or levy on any property of, Borrower;

Page 34-RESTATED AND AMENDED LOAN AGREEMENT

                        g. Any judgment or similar process in an amount in excess of Twenty-Five Thousand Dollars ($25,000) individually or in the aggregate shall be entered or filed against Borrower and remains unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or more;

                        h. Borrower ceases to be an Affiliate of Brian Obie, except upon Brian Obie's death.

                16.2. CONSEQUENCES OF DEFAULT; BANK'S RIGHTS AND REMEDIES. Time is of the essence of this Agreement. Upon the occurrence of any Event of Default and at any time thereafter Bank may, at its sole option, do any one or more of the following:

                        a. Without notice to Borrower, declare the entire outstanding balance of principal and interest of the Loans immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are expressly waived by Borrower; and

                        b. Exercise any and all other rights and remedies provided in the Loan Documents and in any related agreements and documents, and as otherwise provided by Law.

Bank's rights under Paragraph 16.2.a. shall not be deemed to restrict any right of Bank to demand payment in full of any Loan.

        17.     OUTSTANDING P&C LETTERS OF CREDIT.

                17.1. REPRESENTATIONS AND WARRANTIES. At the time of execution of this Agreement, First Union National Bank (First Union) has financing statements of record against P&C (but not Obie or Obie BC) with priority superior to that of Bank's lien. Borrower represents and warrants to Bank that:

                        a. P&C's only outstanding obligations to First Union relate to a $150,000 Letter of Credit issued by First Union in which Broward County is the beneficiary, a $150,000 Letter of Credit issued by First Union in which International Fidelity Insurance Co. is the beneficiary, a $100,000 Letter of Credit issued by First Union in which Southwest Ohio Regional Transit Authority is the beneficiary, and an $8,750 Letter of Credit issued by First Union in which Southwest Ohio Regional Transit Authority is the beneficiary (collectively, the P&C Letters of Credit).

                        b. No amount has been drawn against any P&C Letter of Credit, and no event has occurred that could be grounds for drawing against any P&C Letter of Credit.

                17.2. FIRST UNION CERTIFICATE. Upon execution of this Agreement, Borrower shall deliver to Bank the written certificates of First Union confirming that:

Page 35-RESTATED AND AMENDED LOAN AGREEMENT

                        a.      The representations in paragraph 17.1. are true.

                        b. Promptly upon termination of the P&C Letters of Credit, First Union will terminate or otherwise satisfy all liens it may have against P&C.

        17.3. TERMINATION OF P&C LETTERS OF CREDIT. Promptly following execution of this Agreement, Borrower shall cause the P&C Letters of Credit to be terminated by substituting Letters of Credit issued by Bank pursuant to paragraph 2.2., and shall cause First Union to terminate or otherwise satisfy all liens it may have against P&C.

        18.     MISCELLANEOUS.

                18.1. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this Agreement, the other Loan Documents or the Loan, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

                18.2. OUT-OF-POCKET COSTS. Borrower agrees to pay Bank on demand an amount equal to all out-of-pocket costs incurred by Bank in connection with the preparation of this Agreement and the other Loan Documents and the administration of the Loans (including, without limitation, title policy premiums, recording and filing fees, inside and outside attorney fees, environmental assessments).

                18.3. COLLECTION COSTS AND ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting any amounts which may become due to Bank under this Agreement, any Note, any Collateral Document or any other Loan Document. Without limiting the foregoing, if litigation or

Page 36-RESTATED AND AMENDED LOAN AGREEMENT arbitration is commenced to enforce or construe any term of this Agreement, the prevailing party shall be entitled to recover from the other party all costs thereof, including, but not limited to, such sums as the court or arbitrator(s) may adjudge reasonable as attorney fees at trial, in any appellate proceeding and in any proceeding under the Bankruptcy Code or receivership.

                18.4. INTEGRATION; AMENDMENTS; CONFLICTING TERMS. This Agreement, together with the other Loan Documents, comprises the entire agreement of the parties on the subject matter hereof and supersedes and replaces all prior agreements, oral and written, on that subject matter. No alteration or amendment to this Agreement or any of the other Loan Documents shall be effective unless given in writing and signed by the party or parties sought to be bound by the alteration or amendment. If any term of any other Loan Document expressly conflicts with the provisions of this Agreement, the provisions of this Agreement shall control; provided, however, that the inclusion of supplemental rights and remedies of Bank in any other Loan Document shall not be deemed a conflict with this Agreement.

                18.5. ENFORCEMENT AND WAIVER BY BANK. Bank shall have the right at all times to enforce the provisions of this Agreement, the Notes and all other Loan Documents in strict accordance with the terms of those documents, notwithstanding any conduct or custom on the part Bank in refraining from so doing at any time. The failure of Bank at any time to strictly enforce its rights under such provisions shall not be construed as having created a custom in any way contrary to the specific provisions of this Agreement or as having in any way modified or waived the same. All rights and remedies of Bank are cumulative and concurrent, and the exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy. Obie, Obie BC and P&C, as Borrower, are jointly and severally liable for payment and performance of Borrower's obligations under this Agreement.

                18.6. BINDING EFFECT; ASSIGNMENT. This Agreement shall inure to the benefit of, and shall be binding upon, the parties' respective successors and permitted assigns. However, Borrower has no right to assign any of its rights or obligations under this Agreement or any other Loan Document without Bank's prior written consent.

                18.7. COUNSEL. Each party acknowledges that each party has been represented by counsel in connection with the preparation and execution of this Agreement and the other Loan Documents, and that each party has thoroughly reviewed those documents with that party's counsel. The rule of construction that a written agreement is construed against the party preparing or drafting the agreement shall specifically not apply to the interpretation of this Agreement or the other Loan Documents.

                18.8. NOTICES. Any notices required or permitted to be given under the terms of this Agreement or any other Loan Documents shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

Page 37-RESTATED AND AMENDED LOAN AGREEMENT

                        Borrower:       4211 West 11th Avenue
                                        Eugene, OR  97402
                                        Attention: Mr. Brian Obie

                        Bank:           Oregon Corporate Banking
                                        555 S.W. Oak
                                        PL-7 Corporate Loan Servicing Center
                                        Portland, OR  97204

                        With a copy to: Attn:  Larry Johnson
                                        800 Willamette Street, Third Floor
                                        Eugene, OR  97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

                18.9. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

                18.10. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles.

                18.11. COUNTERPARTS; EXECUTION BY FACSIMILE. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same agreement. Delivery of an executed copy of this Agreement by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this Agreement on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this Agreement to the other party within two (2) days of the date of delivery of the copy sent via electronic communication.

                18.12. STATUTORY DISCLOSURE. By Oregon statute (ORS 41.580), the following disclosure shall be made:

        UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989


Page 38-RESTATED AND AMENDED LOAN AGREEMENT

        CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE INWRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

        DATED as of September 1, 1998.


OBIE MEDIA CORPORATION                  U.S. BANK NATIONAL ASSOCIATION, formerly
                                        known as United States National Bank Of
                                        Oregon



By  /s/ Brian Obie                      By  /s/ Larry Johnson
   ---------------------------            ----------------------------------
   Brian Obie, President                  Larry Johnson, Vice President

OBIE MEDIA LTD.


By  /s/ Brian Obie
   ---------------------------
   Brian Obie, Treasurer


PHILBIN & COINE, INC.



By  /s/ Wayne P. Schur
   ---------------------------
   Wayne P. Schur, President


Page 39-RESTATED AND AMENDED LOAN AGREEMENT

                         YIELD MAINTENANCE - LIBOR

Subject to the terms of the Note* of which this exhibit is a part, Borrower may prepay the principal balance in whole or in part on any payment due date by paying, in addition to the principal payment, accrued interest and any other sums due Lender at the time of prepayment, a yield maintenance charge ("YMC") as determined by the following formula and if YMC is greater than zero:

     YMC = p x (i - y) x f

Where:

p =  the prepaid principal amount

i =  the current interest rate on the Note

y = the most current yield rate ("Yield Rate") on Lender's LIBOR Base Rate* as defined in the Note for the LIBOR Period* most closely matching the term from the date of prepayment to the end of the Yield Maintenance Period.

n = a fraction wherein the numerator is the number of days from the date of prepayment to the end of the Yield Maintenance Period and the denominator is 360.

                                       -n
f =  present value factor = 1 - (1 + y)
                            -----------
                                  y

"Yield Maintenance Period" means the time period from the date of prepayment to the earlier of the next scheduled interest rate adjustment date as defined in the Note or the maturity date of the Note.

If Borrower shall submit a payment amount in excess of the principal, interest and other amounts due Lender, the allocation of principal and YMC shall be calculated based on the following formula:
     a= p + YMC

Where:

a =  the excess amount to be applied

p =  the prepaid principal amount =        a
                                    ---------------
                                    f x (i - y) + 1

YMC = a - p

f, i and y have the same meaning as stated above.

Except as provided in the next sentence, any partial prepayment of the outstanding balance shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sold and absolute discretion, to recalculate the monthly installments due under the Note so that the amortization period remains the same.

Borrower shall pay the YMC due under this exhibit whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or Lender's deed of trust securing the
Note is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any YMC in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under Lender's deed of Trust.

Should the LIBOR Base Rate not be available or discontinued, Lender shall choose a comparable index in its sold and absolute discretion.

Lender's determination of the Yield Rate, LIBOR Base Rate, Yield Maintenance Period and calculation of the formulas contained herein shall be conclusive absent manifest error.

*For purposes of this exhibit, "Note" means "Agreement"; "LIBOR Base Rate" means "LIBOR Rate"; and "LIBOR Period" means "LIBOR Interest Period."

Yield Maintenance - LIBOR                                          EXHIBIT A



               YIELD MAINTENANCE - U.S. TREASURY SECURITY

Subject to the terms of the Note* of which this addendum is a part, Borrower may prepay the principal balance in whole or in part on any payment due date by paying, in addition to the principal payment, accrued interest and any other sums due Lender at the time of prepayment, a yield maintenance charge ("YMC") as determined by the following formula and if YMC is greater than zero:

     YMC = p x (i - y) x f

p =  the prepaid principal amount

i =  the current interest rate on the Note

y = the most current yield rate ("Yield Rate") on the U.S. Treasury Security with a term most closely matching the remaining term from the date of the prepayment to the end of the Yield Maintenance Period, as reported under the heading "Week Ending" ("Auction Average" for 3 or 6 month Treasury Bills) in the most currently available Federal Reserve statistical release H.15 (519) of the Board of Governors of the Federal Reserve System.

n = the number of years, and any fraction thereof remaining between the prepayment date and the end of the Yield Maintenance Period.

                                       -n
f =  present value factor = 1 - (1 + y)
                            -----------
                                 y

"Yield Maintenance Period" means the time period from the date of prepayment to the earlier of the next scheduled interest rate adjustment date as defined in the Note or the maturity date of the Note.

If Borrower shall submit a payment amount in excess of the principal, interest and other amounts due Lender, the allocation of the principal and YMC shall be calculated based on the following formula:

a=   p + YMC

Where:

a =  the excess amount to be applied
p =  the prepaid principal amount =        a
                                    ---------------
                                    f x (i - y) + 1

YMC = a - p

f, i and y have the same meaning as stated above.

Except as provided in the next sentence, any partial prepayment of the outstanding balance shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole discretion, to recalculate the monthly installments due under the Note so that the amortization period remains the same.

Borrower shall pay the YMC due under this addendum whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid balance of the Note) or Lender's deed of trust securing the Note is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any YMC in connection with any prepayments occurring as a result of the application of insurance proceeds or condemnation awards under Lender's deed to Trust.

Should the Federal Reserve statistical release H.15 (519) not be available or discontinued, Lender shall choose another source or comparable data in its sold and absolute discretion.

Lender's determination of the Yield Rate, date of H.15 report, Yield Maintenance Period and calculation of the formulas contained herein shall be conclusive absent manifest error.

For purposes of this exhibit, "Note" means "Agreement."

                                                                   EXHIBIT B



                                   PROMISSORY NOTE
                                   (Revolving Note)

$4,000,000         Eugene, Oregon                September 1, 1998


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this note as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


AGREEMENTS:

     1. PROMISE TO PAY. Upon demand, for value received, Borrower promises to pay to Bank, or its order, the principal amount of Four Million United States Dollars ($4,000,000), or so much as may be outstanding, together with interest on the unpaid principal balance of each advance at the rate specified in this note. Interest shall be calculated from the date of each advance until repayment of each advance.

     2. PAYMENT OF PRINCIPAL. Borrower shall pay the Principal Balance of this note upon demand.

     3.   INTEREST RATE AND PAYMENT OF INTEREST.

          3.1. DEFINITIONS. As used in this note, the following terms have the following meanings:

               a. "Prime Borrowing Rate" means a variable interest rate equal to the Prime Rate.

               b. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.

Page 1-PROMISSORY NOTE

               c. "Principal Balance" means, at any time, the unpaid principal balance of this note.

               d. "Related Documents" means, without limitation, all loan agreements, mortgages, deeds of trust, security agreements, guaranties and all other instruments, agreements and documents, whether now or hereafter existing, relating to the indebtedness evidenced by this note.

          3.2. PRIME BORROWING RATE. Borrower shall pay interest on the Principal Balance at the Prime Borrowing Rate. The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

          3.3. DEFAULT INTEREST RATE. Notwithstanding anything in this note to the contrary, upon the occurrence of an Event of Default, the Principal Balance shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five percent (5%).

          3.4. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth (15th) day of every calendar month thereafter, and upon demand.

          3.5. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

          3.6. USURY. Notwithstanding anything in this note to the contrary, at no time shall the Prime Borrowing Rate exceed the maximum rate permitted by applicable law.

     4. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Principal Balance and then to accrued interest.

     5. LINE OF CREDIT. This note evidences a revolving line of credit. Advances under this note may be requested orally by Borrower or by an authorized person. Bank may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Bank are to be directed to the Eugene office of Bank's Corporate Banking Division. Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Bank, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts.
The Principal Balance may be evidenced by endorsements on this note or by Bank's internal records, including daily computer printouts. Bank will have no obligation to advance funds under this note if an Event of Default, or an event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of

Page 2-PROMISSORY NOTE
making such advance, or if Bank has demanded payment of the Principal Balance and accrued interest.

     6. DEFAULT. Each of the following shall constitute an Event of Default under this note:

          6.1. Borrower fails to make any payment within ten (10) days after it is due.

          6.2. Any default under any Related Document or under any other agreement between Bank and Borrower.

     7. LATE CHARGE. If a payment is nineteen (19) days or more past due, Borrower will be charged a late charge of five percent (5%) of the delinquent payment. This right is in addition to Bank's other rights, including, without limitation, Bank's acceleration rights.

     8. NOTICES. Any notices required or permitted to be given under the terms of this note shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Borrower:           4211 West 11th Avenue
                              Eugene, OR  97402
                              Attention:  Mr. Brian Obie

          Bank:               Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, Oregon 97204

          With a copy to:     Attn:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, Oregon 97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

     9. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this note or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either

Page 3-PROMISSORY NOTE
party. No act to take or dispose of any collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     10. COLLECTION COSTS AND ATTORNEY FEES. Borrower agrees to pay upon demand all of Bank's reasonable costs and expenses, including attorneys' fees and Bank's legal expenses, incurred in connection with the enforcement of this note. Costs and expenses include Bank's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     11. WAIVERS. Each maker, co-maker, endorser or guarantor of this note, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and consents to all extensions of time and renewals hereof, whether or not the extensions or renewals are longer than the original period of the note, to any exchange or release of any security for the indebtedness evidenced by this note, and to any release of any party liable on this note or any Related Document.

     12. GENERAL PROVISIONS. Time is of the essence of this note. All obligations of any maker, co-maker, endorser or guarantor of this note are joint and several. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles. Bank's rights and remedies under this note and under any Related Documents are cumulative.

     13. EXECUTION BY FACSIMILE; COUNTERPARTS. This note may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this note by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be

Page 4-PROMISSORY NOTE
an execution and delivery of this note on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this note to the other party within one week of the date of delivery of the copy sent via electronic communication.

     14. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.


                              OBIE MEDIA CORPORATION


                              By: /s/ Brian Obie
                                 ------------------------------------
                                  Brian Obie, President

                              OBIE MEDIA LTD.


                              By: /s/ Brian Obie
                                 ------------------------------------
                                  Brian Obie, Treasurer

                              PHILBIN & COINE, INC.


                              By: /s/ Wayne P. Schur
                                 ------------------------------------
                                   Wayne P. Schur, President

                              U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon


                              By: /s/ Larry Johnson
                                 ------------------------------------
                                  Larry Johnson, Vice President

Page 5-PROMISSORY NOTE

                                   PROMISSORY NOTE
                                    (Term Note A)


$5,760,000         Eugene, Oregon                September 1, 1998


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this note as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


AGREEMENTS:

     1. PROMISE TO PAY. For value received, Borrower promises to pay to Bank, or its order, the principal amount of Five Million Seven Hundred Sixty Thousand Dollars ($5,760,000), together with interest thereon at the rates specified in this note.

     2. MAXIMUM PRINCIPAL BALANCE. The maximum unpaid Principal Balance outstanding on this note, from time to time, shall be the Principal Balance that would be outstanding if an original Principal Balance of Five Million Seven Hundred Sixty Thousand Dollars ($5,760,000) were repaid in four (64) consecutively monthly installments, on the fifteenth (15th) day of each calendar month commencing September 15, 1998, as follows: Four monthly installments of Sixty-Five Thousand Dollars ($65,000) each; followed by fifty-nine (59) monthly installments of Ninety-one Thousand Six Hundred Sixty-Seven Dollars ($91,667) each; followed by final monthly installment of Ninety-one Thousand Six Hundred Forty-Seven Dollars ($91,647).

     3. PAYMENT OF PRINCIPAL. The Principal Balance of this note shall be paid in sixty-four (64) monthly installments. The first monthly installment shall be due and payable on September 15, 1998, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of every calendar month thereafter, to and including December 15, 2003, when the unpaid balance of this note, principal and interest, shall be paid in full. The first four (4) monthly installments shall be in the amount of Sixty-Five Thousand Dollars ($65,000) each. The next fifty-nine (59) monthly installments shall be in the amount of Ninety-one Thousand Six

Page 1-PROMISSORY NOTE

Hundred Sixty-Seven Dollars ($91,667) each. The final monthly installment shall be in the amount of Ninety-one Thousand Six Hundred Forty-seven Dollars
($91,647).   All regularly scheduled payments of principal shall be applied:

          3.1. First to any Prime Rate Borrowing Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion; and

          3.2. Second, to any LIBOR Borrowing Rate Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion.

     4.   INTEREST RATE AND PAYMENT OF INTEREST.

          4.1. DEFINITIONS. As used in this note, the following terms have the following meanings:

                    a. "Business Day" means any day other than a Saturday, Sunday or other day that commercial banks in Portland, Oregon, Minneapolis, Minnesota, or New York, New York, are authorized or required by law to close.

                    b. "LIBOR Borrowing Rate" means the LIBOR Rate plus two percent (2%). The LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall be determined pursuant to Paragraph 4.3., as of the beginning of the applicable LIBOR Interest Period, based on the then current LIBOR Rate, and, except as provided in Paragraph 4.4., shall remain fixed during that LIBOR Interest Period.

                    c. "LIBOR Borrowing Rate Amount(s)" means those portions of the Principal Balance that, at any time, are accruing interest at a LIBOR Borrowing Rate.

                    d. "LIBOR Interest Period" means, as to any LIBOR Borrowing Rate Amount, a period of one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable; provided, however, that
(1) the first day of such LIBOR Interest Period must be a Business Day; (2) no LIBOR Interest Period shall be selected which would extend beyond Maturity; (3) no LIBOR Interest Period shall extend beyond the date of any principal payment required under this note, unless the sum of the following amounts for this note equals or exceeds the amount of such principal payment: (i) the Prime Borrowing Rate Amount for this note, plus (ii) LIBOR Borrowing Rate Amounts for this note with LIBOR Interest Periods ending on or before the scheduled date of that principal payment; (4) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the results of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (5) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding

Page 2-PROMISSORY NOTE
day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

                    e. "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360 day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Bank as its LIBOR Rate, based on Bank's determination, on the basis of such factors as Bank deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Bank in the London interbank market at approximately 11:00 a.m. London time on the date which is two (2) Business Days prior to the first day of such LIBOR Interest Period for delivery on the first (1st) day of such LIBOR interest period for the number of months therein; provided, however, that Bank's LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation, and the maximum assessment rate required to be paid by Bank to the Federal Deposit Insurance Corporation insuring U.S. dollar deposits made at offices of Bank.

                    f. "Maturity" means the time when the entire unpaid Principal Balance becomes due and payable, whether by agreement, acceleration or otherwise.

                    g. "Prime Borrowing Rate" means the Prime Rate plus one-half of one percent (0.5%). The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

                    h. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.

                    i. "Prime Borrowing Rate Amount" means that portion of the Principal Balance that, at any time, is accruing interest at the Prime Borrowing Rate.

                    j. "Principal Balance" means, at any time, the unpaid principal balance of this note.

                    k. "Related Documents" means, without limitation, all loan agreements, mortgages, deeds of trust, security agreements, guaranties and all other instruments, agreements and documents, whether now or hereafter existing, relating to the indebtedness evidenced by this note.

          4.2. PRIME BORROWING RATE. Except for portions of the Principal Balance that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance at the Prime Borrowing Rate. The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

Page 3-PROMISSORY NOTE

          4.3.      LIBOR BORROWING RATE.

                    a. Borrower may obtain LIBOR Borrowing Rate quotes from Bank between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) on any Business Day. Borrower may request a new Advance as a LIBOR Borrowing Rate Amount, or conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring, only by giving Bank notice in accordance with Paragraph 4.3.b. not later than 10:00 a.m. on such date.

                    b. Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Bank irrevocable notice (either in writing or orally) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) two (2) Business Days in advance of the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, a person authorized to execute and deliver promissory notes to Bank on behalf of Borrower, and shall specify the requested effective date of the rate, the LIBOR Interest Period, and whether Borrower is requesting a new Advance as a LIBOR Borrowing Rate Amount, conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring. Bank may, but need not, require that all oral notices be confirmed in writing. Notwithstanding any other term of this note, Borrower may elect a LIBOR Borrowing Rate Amount only in the minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in larger integral multiples of One Hundred Thousand Dollars ($100,000). Except as provided in Paragraph 4.4., the LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall remain fixed for the applicable LIBOR Interest Period.

                    c. If at any time Bank's LIBOR Rate is unascertainable or unavailable to Bank or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If any LIBOR Borrowing Rates are then in effect (i) each shall terminate automatically with respect to the applicable LIBOR Borrowing Rate Amount (a) on the last day of the applicable LIBOR Interest Period, if Bank may lawfully continue to maintain such loans, or
(b) immediately if Bank may not lawfully continue to maintain such loans through such day, and (ii) the Prime Borrowing Rate automatically shall become effective as to such amounts upon termination.

                    d. If at any time after the date of this note (i) any revision in or adoption of any applicable law, rule or regulation or in the interpretation or administration thereof (a) shall subject Bank or its Eurodollar lending office to any tax, duty or other charge, or change the basis of taxation of payments to Bank with respect to any loans bearing interest based on Bank's LIBOR Rate or (b) shall impose or modify any reserve, insurance, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by Bank or its Eurodollar lending office, or impose on Bank or its Eurodollar lending office any other condition affecting any such loans, and (ii) the result of the foregoing is (x) to increase the cost to Bank of making or maintaining any such loans or (y) to reduce the amount of any sum receivable under this note by Bank or its Eurodollar lending office, Borrower shall pay Bank

Page 4-PROMISSORY NOTE
within fifteen (15) days after demand by Bank such additional amount as will compensate Bank for such increased cost or reduction. The determination hereunder by Bank of such additional amounts shall be conclusive in the absence of manifest error. If Bank demands compensation under this paragraph, Borrower may, upon three (3) Business Days' notice to Bank, pay the accrued interest on all LIBOR Borrowing Rate Amounts as may be affected, together with any additional amounts payable under Paragraph 4.3.(e). Upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Borrowing Rate Amounts.

                    e. Upon any termination of any LIBOR Borrowing Rate (including, but not limited to, conversion to another rate) or payment of all or any portion of any LIBOR Borrowing Rate Amount on a date other than the last day of the then applicable LIBOR Interest Period, as the case may be, including, without limitation, (i) voluntary prepayment, (ii) acceleration following an Event of Default, or (iii) repayment in response to a notice under Paragraph 4.3.d., Borrower shall pay to Bank on demand a yield maintenance charge calculated pursuant to the attached Exhibit A.

                    f. If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Bank may have obtained the funds loaned to Borrower from sources other than the applicable London interbank market. Bank's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

                    g. Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event has occurred that constitutes an Event of Default or which, with notice or lapse of time, or both, would be an Event of Default.

          4.4. DEFAULT INTEREST RATE. Notwithstanding anything in this note to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount shall thereafter accrue interest at a Prime Borrowing Rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for that LIBOR Borrowing Rate Amount plus seven percent (7%).

          4.5. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998 and on the fifteenth (15th) day of every calendar month thereafter. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

          4.6. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

Page 5-PROMISSORY NOTE

          4.7. USURY. Notwithstanding anything in this note to the contrary, at no time shall the Prime Borrowing Rate or any LIBOR Borrowing Rate exceed the maximum rate permitted by applicable law.

     5. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied:

          5.1. First to any Prime Rate Borrowing Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion;

          5.2. Second, to any LIBOR Borrowing Rate Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion; and

          5.3.      Then to accrued interest.

Prepayments of principal shall be applied to the remaining installments of principal in the order of their maturity.

     6. LINE OF CREDIT. This note evidences a reducing revolving line of credit. Advances under this note may be requested orally by Borrower or by an authorized person. Bank may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Bank are to be directed to the Eugene office of Bank's Corporate Banking Division. Borrower agrees to be liable for all sums either
(a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Bank, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The Principal Balance may be evidenced by endorsements on this note or by Bank's internal records, including daily computer printouts. To the extent Borrower's obligation to pay monthly installments of principal has been discharged as a result of prepayments pursuant to Paragraph 5., future advances under this note shall reinstate the obligation to pay those installments in the inverse order of their maturity. Accordingly, Borrower's obligation to pay monthly installments of principal shall not recommence until such time as those monthly installments must recommence in order for Borrower to pay this note in full not later than December 15, 2003, assuming all payments are made precisely when due. Bank will have no obligation to advance funds under this note if an Event of Default, or an event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making such advance.

     7. LATE CHARGE. If a payment is nineteen (19) or more days past due, Borrower will pay a late charge of five percent (5%) of the delinquent payment, but not more than the maximum amount authorized by law.

Page 6-PROMISSORY NOTE

     8. DEFAULT. Each of the following shall constitute an Event of Default under this note:

          8.1. Borrower fails to make any payment within ten (10) days after it is due.

          8.2. Any default under any Related Document or under any other agreement between Bank and Borrower.

     9. ACCELERATION. Upon any Event of Default, Bank may, without notice, declare the entire Principal Balance and all accrued interest immediately due and payable.

     10. NOTICES. Any notices required or permitted to be given under the terms of this note shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Borrower:           4211 West 11th Avenue
                              Eugene, OR  97402
                              Attention:  Mr. Brian Obie

          Bank:               Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, OR  97204

          With a copy to:     Attn:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, OR  97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

     11. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this note or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property

Page 7-PROMISSORY NOTE
with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     12. COLLECTION COSTS AND ATTORNEY FEES. Borrower agrees to pay upon demand all of Bank's reasonable costs and expenses, including attorneys' fees and Bank's legal expenses, incurred in connection with the enforcement of this note. Costs and expenses include Bank's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     13. WAIVERS. Each maker, co-maker, endorser or guarantor of this note, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and consents to all extensions of time and renewals hereof, whether or not the extensions or renewals are longer than the original period of the note, to any exchange or release of any security for the indebtedness evidenced by this note, and to any release of any party liable on this note or any Related Document.

     14. GENERAL PROVISIONS. Time is of the essence of this note. All obligations of any maker, co-maker, endorser or guarantor of this note are joint and several. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles. Bank's rights and remedies under this note and under any Related Documents are cumulative.

     15. EXECUTION BY FACSIMILE; COUNTERPARTS. This note may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this note by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this note on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this note to the other party within one week of the date of delivery of the copy sent via electronic communication.

Page 8-PROMISSORY NOTE

     16. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

                              OBIE MEDIA CORPORATION


                              By: /s/ Brian Obie
                                 ----------------------------------
                                 Brian Obie, President


                              OBIE MEDIA LTD.


                              By: /s/ Brian Obie
                                 ----------------------------------
                                  Brian Obie, Treasurer

                              PHILBIN & COINE, INC.


                              By: /s/ Wayne P. Schur
                                 ----------------------------------
                                   Wayne P. Schur, President

                              U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon


                              By: /s/ Larry Johnson
                                 ----------------------------------
                                 Larry Johnson, Vice President

Page 9-PROMISSORY NOTE

                              YIELD MAINTENANCE - LIBOR


Subject to the terms of the Note of which this exhibit is a part, Borrower may prepay the principal balance in whole or in part on any payment due date by paying, in addition to the principal payment, accrued interest and any other sums due Lender at the time of prepayment, a yield maintenance charge ("YMC") as determined by the following formula and if YMC is greater than zero:

          YMC = p x (i - y) x f

Where:

p =    the prepaid principal amount

i =    the current interest rate on the Note

y = the most current yield rate ("Yield Rate") on Lender's LIBOR Base Rate* as defined in the Note for the LIBOR Period* most closely matching the term from the date of prepayment to the end of the Yield Maintenance Period.

n = a fraction wherein the numerator is the number of days from the date of prepayment to the end of the Yield Maintenance Period and the denominator is 360.
                                          -n
                               1 - (1 + y)
f =    present value factor = ------------
                                    y

"Yield Maintenance Period" means the time period from the date of prepayment to the earlier of the next scheduled interest rate adjustment date as defined in the Note or the maturity date of the Note.

If Borrower shall submit a payment amount in excess of the principal, interest and other amounts due Lender, the allocation of principal and YMC shall be calculated based on the following formula:

          a = p + YMC

Where:

a =    the excess amount to be applied
                                              a
p =    the prepaid principal amount = ----------------
                                       f x (i - y) + 1

YMC    =  a - p

f, i and y have the same meaning as stated above.

Except as provided in the next sentence, any partial prepayment of the outstanding balance shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recalculate the monthly installments due under the Note so that the amortization period remains the same.

Borrower shall pay the YMC due under this exhibit whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or Lender's deed of trust securing the Note is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any YMC in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under Lender's deed of Trust.

Should the LIBOR Base Rate not be available or discontinued, Lender shall choose a comparable index in its sole and absolute discretion.

Lender's determination of the Yield Rate, LIBOR Base Rate, Yield Maintenance Period and calculation of the formulas contained herein shall be conclusive absent manifest error.

* For purposes of this exhibit, "LIBOR Base Rate" means "LIBOR Rate"; and "LIBOR Period" means "LIBOR Interest Period."


Yield Maintenance - LIBOR                                          EXHIBIT A



                                   PROMISSORY NOTE
                            (1998/1999 Construction Note)

$302,000           Eugene, Oregon                September 1, 1998


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this note as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


AGREEMENTS:

     1. PROMISE TO PAY. Upon demand, for value received, Borrower promises to pay to Bank, or its order, the principal amount of Three Hundred Two Thousand United States Dollars ($302,000), or so much as may be outstanding, together with interest on the unpaid principal balance of each advance at the rate specified in this note. Interest shall be calculated from the date of each advance until repayment of each advance.

     2. PAYMENT OF PRINCIPAL. Borrower shall pay the Principal Balance of this note upon demand.

     3.   INTEREST RATE AND PAYMENT OF INTEREST.

          3.1. DEFINITIONS. As used in this note, the following terms have the following meanings:

               a. "Prime Borrowing Rate" means a variable interest rate equal to the Prime Rate plus one-half of one percent (0.5%).

               b. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.


Page 1-PROMISSORY NOTE

               c. "Principal Balance" means, at any time, the unpaid principal balance of this note.

               d. "Related Documents" means, without limitation, all loan agreements, mortgages, deeds of trust, security agreements, guaranties and all other instruments, agreements and documents, whether now or hereafter existing, relating to the indebtedness evidenced by this note.

          3.2. PRIME BORROWING RATE. Borrower shall pay interest on the Principal Balance at the Prime Borrowing Rate. The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

          3.3. DEFAULT INTEREST RATE. Notwithstanding anything in this note to the contrary, upon the occurrence of an Event of Default, the Principal Balance shall thereafter accrue interest at a variable interest rate equal to the Prime Rate plus five and one-half percent (5.5%).

          3.4. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth (15th) day of every calendar month thereafter, and upon demand.

          3.5. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

          3.6. USURY. Notwithstanding anything in this note to the contrary, at no time shall the Prime Borrowing Rate exceed the maximum rate permitted by applicable law.

     4. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied first to the Principal Balance and then to accrued interest.

     5. LINE OF CREDIT. This note evidences a non-revolving construction line of credit. Advances under this note may be requested orally by Borrower or by an authorized person. Bank may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Bank are to be directed to the Eugene office of Bank's Corporate Banking Division. Borrower agrees to be liable for all sums either
(a) advanced in accordance with the instructions of an authorized person or
(b) credited to any of Borrower's accounts with Bank, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The Principal Balance may be evidenced by endorsements on this note or by Bank's internal records, including daily computer printouts. Bank will have no obligation to advance funds under this note if an Event of Default, or an event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the advance, or if Bank has demanded payment of the Principal Balance and accrued interest.


Page 2-PROMISSORY NOTE

     6. DEFAULT. Each of the following shall constitute an Event of Default under this note:

          6.1. Borrower fails to make any payment within ten (10) days after it is due.

          6.2. Any default under any Related Document or under any other agreement between Bank and Borrower.

     7. LATE CHARGE. If a payment is nineteen (19) days or more past due, Borrower will be charged a late charge of five percent (5.0%) of the delinquent payment. This right is in addition to Bank's other rights, including, without limitation, Bank's acceleration rights.

     8. NOTICES. Any notices required or permitted to be given under the terms of this note shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Borrower:           4211 West 11th Avenue
                              Eugene, Oregon 97402
                              Attention:  Mr. Brian Obie

          Bank:               Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, Oregon 97204

          With a copy to:     Attention:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, Oregon 97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

     9. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this note or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation,


Page 3-PROMISSORY NOTE
obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     10. COLLECTION COSTS AND ATTORNEY FEES. Borrower agrees to pay upon demand all of Bank's reasonable costs and expenses, including attorneys' fees and Bank's legal expenses, incurred in connection with the enforcement of this note. Costs and expenses include Bank's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     11. WAIVERS. Each maker, co-maker, endorser or guarantor of this note waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and consents to all extensions of time and renewals hereof, whether or not the extensions or renewals are longer than the original period of the note, to any exchange or release of any security for the indebtedness evidenced by this note, and to any release of any party liable on this note or any Related Document.

     12. GENERAL PROVISIONS. Time is of the essence of this note. All obligations of any maker, co-maker, endorser or guarantor of this note are joint and several. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles. Bank's rights and remedies under this note and under any Related Documents are cumulative.

     13. EXECUTION BY FACSIMILE; COUNTERPARTS. This note may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this note by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this note on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall


Page 4-PROMISSORY NOTE
deliver an executed original of this note to the other party within one week of the date of delivery of the copy sent via electronic communication.

     14. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.


                              OBIE MEDIA CORPORATION


                              By:  /s/ Brian Obie
                                 ---------------------------------------
                                   Brian Obie, President

                              OBIE MEDIA LTD.


                              By:  /s/ Brian Obie
                                 ---------------------------------------
                                   Brian Obie, Treasurer

                              PHILBIN & COINE, INC.


                              By:  /s/ Wayne P. Schur
                                 ---------------------------------------
                                   Wayne P. Schur, President

                              U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon


                              By:  /s/ Larry Johnson
                                 ---------------------------------------
                                   Larry Johnson, Vice President


Page 5-PROMISSORY NOTE

                                   PROMISSORY NOTE
                                  (MO Partners Note)


$689,690.48        Eugene, Oregon                September 1, 1998


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this note as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


AGREEMENTS:

     1. PROMISE TO PAY. For value received, Borrower promises to pay to Bank, or its order, the principal amount of Six Hundred Eighty-nine Thousand Six Hundred Ninety Dollars and Forty-eight Cents in United States Dollars ($689,690.48), together with interest thereon at the rates specified in this note.

     2. PAYMENT OF PRINCIPAL. The Principal Balance of this note shall be paid in eighty-three (83) monthly installments. The first eighty-two (82) monthly installments shall be in the amount of Eight Thousand Three Hundred Nine Dollars and Fifty-two Cents ($8,309.52) each. The final monthly installment shall be in the amount of Eight Thousand Three Hundred Nine Dollars and Eighty-four Cents ($8,309.84). The first (1st) monthly installment shall be due and payable on September 15, 1998, and an additional monthly installment shall be due and payable on the fifteenth (15th) day of every calendar month thereafter, to and including July 15, 2005, when the unpaid balance of this note, principal and interest, shall be paid in full. All regularly scheduled payments of principal shall be applied:

          2.1. First to any Prime Rate Borrowing Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion; and

          2.2. Second, to any LIBOR Borrowing Rate Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion.


Page 1-PROMISSORY NOTE

     3.   INTEREST RATE AND PAYMENT OF INTEREST.

          3.1. DEFINITIONS. As used in this note, the following terms have the following meanings:

                 a. "Business Day" means any day other than a Saturday, Sunday or other day that commercial banks in Portland, Oregon, Minneapolis, Minnesota, or New York, New York, are authorized or required by law to close.

                 b. "LIBOR Borrowing Rate" means the LIBOR Rate plus two percent (2%). The LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall be determined pursuant to Paragraph 3.3., as of the beginning of the applicable LIBOR Interest Period, based on the then current LIBOR Rate, and, except as provided in Paragraph 3.4., shall remain fixed during that LIBOR Interest Period.

                 c. "LIBOR Borrowing Rate Amount(s)" means those portions of the Principal Balance that, at any time, are accruing interest at a LIBOR Borrowing Rate.

                 d. "LIBOR Interest Period" means, as to any LIBOR Borrowing Rate Amount, a period of one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable; provided, however, that (1) the first day of such LIBOR Interest Period must be a Business Day; (2) no LIBOR Interest Period shall be selected which would extend beyond Maturity; (3) no LIBOR Interest Period shall extend beyond the date of any principal payment required under this note, unless the sum of the following amounts for this note equals or exceeds the amount of such principal payment: (i) the Prime Borrowing Rate Amount for this note, plus (ii) LIBOR Borrowing Rate Amounts for this note with LIBOR Interest Periods ending on or before the scheduled date of that principal payment; (4) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the results of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (5) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

                 e. "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360 day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Bank as its LIBOR Rate, based on Bank's determination, on the basis of such factors as Bank deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Bank in the London interbank market at approximately 11:00 a.m. London time on the date which is two (2) Business Days prior to the first day of such LIBOR Interest Period for delivery on the first (1st) day of such LIBOR interest period for the number of months therein; provided, however, that Bank's LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of


Page 2-PROMISSORY NOTE
the Federal Reserve System or any successor regulation, and the maximum assessment rate required to be paid by Bank to the Federal Deposit Insurance Corporation insuring U.S. dollar deposits made at offices of Bank.

                 f. "Maturity" means the time when the entire unpaid Principal Balance becomes due and payable, whether by agreement, acceleration or otherwise.

                 g. "Prime Borrowing Rate" means the Prime Rate plus one-half of one percent (0.5%). The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

                 h. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.

                 i. "Prime Borrowing Rate Amount" means that portion of the Principal Balance that, at any time, is accruing interest at the Prime Borrowing Rate.

                 j. "Principal Balance" means, at any time, the unpaid principal balance of this note.

                 k. "Related Documents" means, without limitation, all loan agreements, mortgages, deeds of trust, security agreements, guaranties and all other instruments, agreements and documents, whether now or hereafter existing, relating to the indebtedness evidenced by this note.

          3.2. PRIME BORROWING RATE. Except for portions of the Principal Balance that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance at the Prime Borrowing Rate. The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

          3.3.   LIBOR BORROWING RATE.

                 a. Borrower may obtain LIBOR Borrowing Rate quotes from Bank between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) on any Business Day. Borrower may request a new Advance as a LIBOR Borrowing Rate Amount, or conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring, only by giving Bank notice in accordance with Paragraph 3.3.b. not later than 10:00 a.m. on such date.

                 b. Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Bank irrevocable notice (either in writing or orally) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) two (2) Business Days in advance of the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, a person authorized to execute and deliver promissory notes to Bank on behalf of Borrower, and shall specify the requested effective date of the rate, the LIBOR Interest Period, and


Page 3-PROMISORRY NOTE
whether Borrower is requesting a new Advance as a LIBOR Borrowing Rate Amount, conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring. Bank may, but need not, require that all oral notices be confirmed in writing. Notwithstanding any other term of this note, Borrower may elect a LIBOR Borrowing Rate Amount only in the minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in larger integral multiples of One Hundred Thousand Dollars ($100,000). Except as provided in Paragraph 3.4., the LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall remain fixed for the applicable LIBOR Interest Period.

                 c. If at any time Bank's LIBOR Rate is unascertainable or unavailable to Bank or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If any LIBOR Borrowing Rates are then in effect (i) each shall terminate automatically with respect to the applicable LIBOR Borrowing Rate Amount (a) on the last day of the applicable LIBOR Interest Period, if Bank may lawfully continue to maintain such loans, or
(b) immediately if Bank may not lawfully continue to maintain such loans through such day, and (ii) the Prime Borrowing Rate automatically shall become effective as to such amounts upon termination.

                 d. If at any time after the date of this note (i) any revision in or adoption of any applicable law, rule or regulation or in the interpretation or administration thereof (a) shall subject Bank or its Eurodollar lending office to any tax, duty or other charge, or change the basis of taxation of payments to Bank with respect to any loans bearing interest based on Bank's LIBOR Rate or (b) shall impose or modify any reserve, insurance, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by Bank or its Eurodollar lending office, or impose on Bank or its Eurodollar lending office any other condition affecting any such loans, and (ii) the result of the foregoing is (x) to increase the cost to Bank of making or maintaining any such loans or (y) to reduce the amount of any sum receivable under this note by Bank or its Eurodollar lending office, Borrower shall pay Bank within fifteen (15) days after demand by Bank such additional amount as will compensate Bank for such increased cost or reduction. The determination hereunder by Bank of such additional amounts shall be conclusive in the absence of manifest error. If Bank demands compensation under this paragraph, Borrower may, upon three (3) Business Days' notice to Bank, pay the accrued interest on all LIBOR Borrowing Rate Amounts as may be affected, together with any additional amounts payable under Paragraph 3.3.e. Upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Borrowing Rate Amounts.

                 e. Upon any termination of any LIBOR Borrowing Rate (including, but not limited to, conversion to another rate) or payment of all or any portion of any LIBOR Borrowing Rate Amount on a date other than the last day of the then applicable LIBOR Interest Period, as the case may be, including, without limitation, (i) voluntary prepayment, (ii) acceleration following an Event of Default, or (iii) repayment in response to a notice under Paragraph 3.3.d., Borrower shall pay to Bank on demand a yield maintenance charge calculated pursuant to the attached Exhibit A.


Page 4-PROMISSORY NOTE

                 f. If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Bank may have obtained the funds loaned to Borrower from sources other than the applicable London interbank market. Bank's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

                 g. Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event has occurred that constitutes an Event of Default or which, with notice or lapse of time, or both, would be an Event of Default.

          3.4. DEFAULT INTEREST RATE. Notwithstanding anything in this note to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount shall thereafter accrue interest at a Prime Borrowing Rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for that LIBOR Borrowing Rate Amount plus seven percent (7%).

          3.5. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth (15th) day of every calendar month thereafter. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

          3.6. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

          3.7. USURY. Notwithstanding anything in this note to the contrary, at no time shall the Prime Borrowing Rate or any LIBOR Borrowing Rate exceed the maximum rate permitted by applicable law.

     4. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied:

          4.1. First to any Prime Rate Borrowing Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion;

          4.2. Second, to any LIBOR Borrowing Rate Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion; and

          4.3.   Then to accrued interest.

Prepayments of principal shall be applied to the remaining installments of principal in the inverse order of maturity.


Page 5-PROMISSORY NOTE

     5. LATE CHARGE. If a payment is nineteen (19) or more days past due, Borrower will pay a late charge of five percent (5%) of the delinquent payment, but not more than the maximum amount authorized by law.

     6. DEFAULT. Each of the following shall constitute an Event of Default under this note:

          6.1. Borrower fails to make any payment within ten (10) days after it is due.

          6.2. Any default under any Related Document or under any other agreement between Bank and Borrower.

     7. ACCELERATION. Upon any Event of Default, Bank may, without notice, declare the entire Principal Balance and all accrued interest immediately due and payable.

     8. NOTICES. Any notices required or permitted to be given under the terms of this note shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Borrower:           4211 West 11th Avenue
                              Eugene, OR  97402
                              Attention: Mr. Brian Obie

          Bank:               Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, OR  97204

          With a copy to:     Attention:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, OR  97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

     9. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this note or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or


Page 6-PROMISSORY NOTE
mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     10. COLLECTION COSTS AND ATTORNEY FEES. Borrower agrees to pay upon demand all of Bank's reasonable costs and expenses, including attorneys' fees and Bank's legal expenses, incurred in connection with the enforcement of this note. Costs and expenses include Bank's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     11. WAIVERS. Each maker, co-maker, endorser or guarantor of this note waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and consents to all extensions of time and renewals hereof, whether or not the extensions or renewals are longer than the original period of the note, to any exchange or release of any security for the indebtedness evidenced by this note, and to any release of any party liable on this note or any Related Document.

     12. GENERAL PROVISIONS. Time is of the essence of this note. All obligations of any maker, co-maker, endorser or guarantor of this note are joint and several. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles. Bank's rights and remedies under this note and under any Related Documents are cumulative.

     13. EXECUTION BY FACSIMILE; COUNTERPARTS. This note may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this note by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this note on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this note to the other party within one week of the date of delivery of the copy sent via electronic communication.

     14. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER


Page 7-PROMISSORY NOTE

CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

                              OBIE MEDIA CORPORATION


                              By:  /s/ Brian Obie
                                 ------------------------------------
                                Brian Obie, President

                              OBIE MEDIA LTD.


                              By:  /s/ Brian Obie
                                 ------------------------------------
                                Brian Obie, Treasurer

                              PHILBIN & COINE, INC.


                              By:  /s/ Wayne P. Schur
                                 ------------------------------------
                                 Wayne P. Schur, President

                              U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon


                              By:  /s/ Larry Johnson
                                 ------------------------------------
                                 Larry Johnson, Vice President



Page 8-PROMISSORY NOTE

                              YIELD MAINTENANCE - LIBOR


Subject to the terms of the Note of which this exhibit is a part, Borrower may prepay the principal balance in whole or in part on any payment due date by paying, in addition to the principal payment, accrued interest and any other sums due Lender at the time of prepayment, a yield maintenance charge ("YMC") as determined by the following formula and if YMC is greater than zero:

          YMC = p x (i - y) x f

Where:

p =    the prepaid principal amount

i =    the current interest rate on the Note

y = the most current yield rate ("Yield Rate") on Lender's LIBOR Base Rate* as defined in the Note for the LIBOR Period* most closely matching the term from the date of prepayment to the end of the Yield Maintenance Period.

n = a fraction wherein the numerator is the number of days from the date of prepayment to the end of the Yield Maintenance Period and the denominator is 360.

                                          -n
                               1 - (1 + y)
f =    present value factor = ------------
                                    y

"Yield Maintenance Period" means the time period from the date of prepayment to the earlier of the next scheduled interest rate adjustment date as defined in the Note or the maturity date of the Note.

If Borrower shall submit a payment amount in excess of the principal, interest and other amounts due Lender, the allocation of principal and YMC shall be calculated based on the following formula:

          a = p + YMC

Where:

a =    the excess amount to be applied
                                              a
p =    the prepaid principal amount = ----------------
                                       f x (i - y) + 1

YMC    =  a - p

f, i and y have the same meaning as stated above.

Except as provided in the next sentence, any partial prepayment of the outstanding balance shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recalculate the monthly installments due under the Note so that the amortization period remains the same.

Borrower shall pay the YMC due under this exhibit whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or Lender's deed of trust securing the Note is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any YMC in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under Lender's deed of Trust.

Should the LIBOR Base Rate not be available or discontinued, Lender shall choose a comparable index in its sole and absolute discretion.

Lender's determination of the Yield Rate, LIBOR Base Rate, Yield Maintenance Period and calculation of the formulas contained herein shall be conclusive absent manifest error.

* For purposes of this exhibit, "LIBOR Base Rate" means "LIBOR Rate"; and "LIBOR Period" means "LIBOR Interest Period."


Yield Maintenance - LIBOR                                          EXHIBIT A



                                   PROMISSORY NOTE
                                    (Bridge Note)

$7,000,000                       Eugene, Oregon               September 1, 1998


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     PHILBIN & COINE, INC., a New York corporation (P&C)

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this note as Borrower)

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Bank)


AGREEMENTS:

     1. PROMISE TO PAY. For value received, Borrower promises to pay to Bank, or its order, the principal amount of Seven Million United States Dollars ($7,000,000), or so much as may be outstanding, together with interest on the unpaid principal balance of each advance at the rate specified in this note. Interest shall be calculated from the date of each advance until repayment of each advance.

     2. PAYMENT OF PRINCIPAL. Borrower shall pay the Principal Balance of this note upon demand, or if no demand, upon the earlier of: (a) closing of the Secondary Offering or (b) August 31, 1999.

     3.   INTEREST RATE AND PAYMENT OF INTEREST.

          3.1. DEFINITIONS. As used in this note, the following terms have the following meanings:

                 a. "Business Day" means any day other than a Saturday, Sunday or other day that commercial banks in Portland, Oregon, Minneapolis, Minnesota, or New York, New York, are authorized or required by law to close.

                 b. "LIBOR Borrowing Rate" means the LIBOR Rate plus two percent (2%). The LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall be determined


Page 1-PROMISSORY NOTE
pursuant to Paragraph 3.3., as of the beginning of the applicable LIBOR Interest Period, based on the then current LIBOR Rate, and, except as provided in Paragraph 3.4., shall remain fixed during that LIBOR Interest Period.

                 c. "LIBOR Borrowing Rate Amount(s)" means those portions of the Principal Balance that, at any time, are accruing interest at a LIBOR Borrowing Rate.

                 d. "LIBOR Interest Period" means, as to any LIBOR
Borrowing Rate Amount, a period of one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable; provided, however, that
(1) the first day of such LIBOR Interest Period must be a Business Day; (2) no LIBOR Interest Period shall be selected which would extend beyond Maturity; (3) no LIBOR Interest Period shall extend beyond the date of any principal payment required under this note, unless the sum of the following amounts for this note equals or exceeds the amount of such principal payment: (i) the Prime Borrowing Rate Amount for this note, plus (ii) LIBOR Borrowing Rate Amounts for this note with LIBOR Interest Periods ending on or before the scheduled date of that principal payment; (4) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the results of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (5) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

                 e. "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360 day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Bank as its LIBOR Rate, based on Bank's determination, on the basis of such factors as Bank deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Bank in the London interbank market at approximately 11:00 a.m. London time on the date which is two (2) Business Days prior to the first day of such LIBOR Interest Period for delivery on the first (1st) day of such LIBOR interest period for the number of months therein; provided, however, that Bank's LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation, and the maximum assessment rate required to be paid by Bank to the Federal Deposit Insurance Corporation insuring U.S. dollar deposits made at offices of Bank.

                 f. "Maturity" means the time when the entire unpaid
Principal Balance becomes due and payable, whether by agreement, acceleration or otherwise.

                 g. "Prime Borrowing Rate" means the Prime Rate plus one-half of one percent (0.5%). The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.


Page 2-PROMISSORY NOTE

                 h. "Prime Rate" means the rate identified and publicly announced by Bank from time to time as its prime rate and does not necessarily mean, for example, the lowest rate of interest which Bank collects for any borrower or group of borrowers.

                 i. "Prime Borrowing Rate Amount" means that portion of the Principal Balance that, at any time, is accruing interest at the Prime Borrowing Rate.

                 j. "Principal Balance" means, at any time, the unpaid principal balance of this note.

                 k. "Related Documents" means, without limitation, all loan agreements, mortgages, deeds of trust, security agreements, guaranties and all other instruments, agreements and documents, whether now or hereafter existing, relating to the indebtedness evidenced by this note.

                 l. "Secondary Offering" means a secondary offering by Obie of shares of its common stock for sale to the public for the purpose of raising the money required to pay this note in full.

          3.2. PRIME BORROWING RATE. Except for portions of the Principal Balance that are accruing interest at a LIBOR Borrowing Rate, Borrower shall pay interest on the Principal Balance at the Prime Borrowing Rate. The Prime Borrowing Rate shall be adjusted without notice effective on each day the Prime Rate changes.

          3.3.   LIBOR BORROWING RATE.

                 a. Borrower may obtain LIBOR Borrowing Rate quotes from Bank between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) on any Business Day. Borrower may request a new Advance as a LIBOR Borrowing Rate Amount, or conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring, only by giving Bank notice in accordance with Paragraph 3.3.b. not later than 10:00 a.m. on such date.

                 b. Whenever Borrower desires to use the LIBOR Borrowing
Rate option, Borrower shall give Bank irrevocable notice (either in writing or orally) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon, time) two (2) Business Days in advance of the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, a person authorized to execute and deliver promissory notes to Bank on behalf of Borrower, and shall specify the requested effective date of the rate, the LIBOR Interest Period, and whether Borrower is requesting a new Advance as a LIBOR Borrowing Rate Amount, conversion of a portion of the Prime Borrowing Rate Amount to a LIBOR Borrowing Rate Amount, or a new LIBOR Interest Period for a LIBOR Borrowing Rate Amount whose LIBOR Interest Period is expiring. Bank may, but need not, require that all


Page 3-PROMISSORY NOTE
oral notices be confirmed in writing. Notwithstanding any other term of this note, Borrower may elect a LIBOR Borrowing Rate Amount only in the minimum principal amount of Five Hundred Thousand Dollars ($500,000) and in larger integral multiples of One Hundred Thousand Dollars ($100,000). Except as provided in Paragraph 3.4., the LIBOR Borrowing Rate for each LIBOR Borrowing Rate Amount shall remain fixed for the applicable LIBOR Interest Period.

                 c. If at any time Bank's LIBOR Rate is unascertainable or unavailable to Bank or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If any LIBOR Borrowing Rates are then in effect (i) each shall terminate automatically with respect to the applicable LIBOR Borrowing Rate Amount (a) on the last day of the applicable LIBOR Interest Period, if Bank may lawfully continue to maintain such loans, or
(b) immediately if Bank may not lawfully continue to maintain such loans through such day, and (ii) the Prime Borrowing Rate automatically shall become effective as to such amounts upon termination.

                 d. If at any time after the date of this note (i) any revision in or adoption of any applicable law, rule or regulation or in the interpretation or administration thereof (a) shall subject Bank or its Eurodollar lending office to any tax, duty or other charge, or change the basis of taxation of payments to Bank with respect to any loans bearing interest based on Bank's LIBOR Rate or (b) shall impose or modify any reserve, insurance, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by Bank or its Eurodollar lending office, or impose on Bank or its Eurodollar lending office any other condition affecting any such loans, and (ii) the result of the foregoing is (x) to increase the cost to Bank of making or maintaining any such loans or (y) to reduce the amount of any sum receivable under this note by Bank or its Eurodollar lending office, Borrower shall pay Bank within fifteen (15) days after demand by Bank such additional amount as will compensate Bank for such increased cost or reduction. The determination hereunder by Bank of such additional amounts shall be conclusive in the absence of manifest error. If Bank demands compensation under this paragraph, Borrower may, upon three (3) Business Days' notice to Bank, pay the accrued interest on all LIBOR Borrowing Rate Amounts as may be affected, together with any additional amounts payable under Paragraph 3.3.e. Upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Borrowing Rate Amounts.

                 e. Upon any termination of any LIBOR Borrowing Rate
(including, but not limited to, conversion to another rate) or payment of all or any portion of any LIBOR Borrowing Rate Amount on a date other than the last day of the then applicable LIBOR Interest Period, as the case may be, including, without limitation, (i) voluntary prepayment, (ii) acceleration following an Event of Default, or (iii) repayment in response to a notice under Paragraph 3.3.d., Borrower shall pay to Bank on demand a yield maintenance charge calculated pursuant to the attached Exhibit A.

                 f. If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though


Page 4-PROMISSORY NOTE

Bank may have obtained the funds loaned to Borrower from sources other than the applicable London interbank market. Bank's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

                 g. Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event has occurred that constitutes an Event of Default or which, with notice or lapse of time, or both, would be an Event of Default.

          3.4. DEFAULT INTEREST RATE. Notwithstanding anything in this note to the contrary, upon the occurrence of an Event of Default, the Prime Borrowing Rate Amount shall thereafter accrue interest at a Prime Borrowing Rate equal to the Prime Rate plus five and one-half percent (5.5%), and each outstanding LIBOR Borrowing Rate Amount shall accrue interest at a LIBOR Borrowing Rate equal to the LIBOR Rate previously determined by Bank for that LIBOR Borrowing Rate Amount plus seven percent (7%).

          3.5. PAYMENT OF INTEREST. Borrower shall pay accrued interest on the fifteenth (15th) day of September, 1998, and on the fifteenth (15th) day of every calendar month thereafter, and upon demand. In addition, with respect to all LIBOR Borrowing Rate Amounts, accrued interest shall be paid on the last day of the applicable LIBOR Interest Period.

          3.6. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a three hundred sixty (360) day year and applied to the actual number of days elapsed.

          3.7. USURY. Notwithstanding anything in this note to the contrary, at no time shall the Prime Borrowing Rate or any LIBOR Borrowing Rate exceed the maximum rate permitted by applicable law.

     4. PREPAYMENT. Prepayment may be made in whole or in part at any time. All prepayments shall be applied:

          4.1. First to any Prime Rate Borrowing Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion;

          4.2. Second, to any LIBOR Borrowing Rate Amounts, in such order as Borrower may designate, or in the absence of such designation, in such order as Bank may determine in Bank's absolute discretion; and

          4.3.   Then to accrued interest.

     5. LINE OF CREDIT. This note evidences a non-revolving line of credit. Advances under this note may be requested orally by Borrower or by an authorized person. Bank may, but need not, require that all oral requests be confirmed in writing. All communications, instructions


Page 5-PROMISSORY NOTE
or directions by telephone or otherwise to Bank are to be directed to the Eugene office of Bank's Corporate Banking Division. Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Bank, regardless of the fact that persons other than those authorized to borrow have authority to draw against the accounts. The Principal Balance may be evidenced by endorsements on this note or by Bank's internal records, including daily computer printouts. Bank will have no obligation to advance funds under this note if an Event of Default, or an event which, with notice or lapse of time, or both, would be an Event of Default, has occurred or will occur as a result of making the advance, or if Bank has demanded payment of the Principal Balance and accrued interest.

     6. DEFAULT. Each of the following shall constitute an Event of Default under this note:

          6.1. Borrower fails to make any payment within ten (10) days after it is due.

          6.2. Any default under any Related Document or under any other agreement between Bank and Borrower.

     7. LATE CHARGE. If a payment is nineteen (19) or more days past due, Borrower will pay a late charge of five percent (5%) of the delinquent payment, but not more than the maximum amount authorized by law.

     8. NOTICES. Any notices required or permitted to be given under the terms of this note shall be in writing and may be given by personal delivery; first-class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Borrower:           4211 West 11th Avenue
                              Eugene, Oregon 97402
                              Attention:  Mr. Brian Obie

          Bank:               Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, Oregon 97204

          With a copy to:     Attention:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, Oregon 97401

Any notice given shall be effective when actually received; or if given by certified mail, then forty-eight (48) hours after deposit of such notice in the United States mail with postage prepaid;


Page 6-PROMISSORY NOTE
or if given by overnight courier, then twenty-four (24) hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

     9. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this note or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     10. COLLECTION COSTS AND ATTORNEY FEES. Borrower agrees to pay upon demand all of Bank's reasonable costs and expenses, including attorneys' fees and Bank's legal expenses, incurred in connection with the enforcement of this note. Costs and expenses include Bank's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     11. WAIVERS. Each maker, co-maker, endorser or guarantor of this note waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and consents to all extensions of time and renewals hereof, whether or not the extensions or renewals are longer than the original period of the note, to any exchange or release of any security for the indebtedness evidenced by this note, and to any release of any party liable on this note or any Related Document.

     12. GENERAL PROVISIONS. Time is of the essence of this note. All obligations of any maker, co-maker, endorser or guarantor of this note are joint and several. This note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon


Page 7-PROMISSORY NOTE
without regard to conflicts of law principles. Bank's rights and remedies under this note and under any Related Documents are cumulative.

     13. EXECUTION BY FACSIMILE; COUNTERPARTS. This note may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this note by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this note on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this note to the other party within one week of the date of delivery of the copy sent via electronic communication.

     14. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

                                   OBIE MEDIA CORPORATION


                                   By: /s/ Brian Obie
                                      ---------------------------------------
                                        Brian Obie, President

                                   OBIE MEDIA LTD.


                                   By: /s/ Brian Obie
                                      ---------------------------------------
                                        Brian Obie, Treasurer

                                   PHILBIN & COINE, INC.


                                   By: /s/ Wayne P. Schur
                                      ---------------------------------------
                                        Wayne P. Schur, President

                                   U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon


                                   By: /s/ Larry Johnson
                                      ---------------------------------------
                                        Larry Johnson, Vice President


Page 8-PROMISSORY NOTE

                            YIELD MAINTENANCE-LIBOR

Subject to the terms of the Note of which this exhibit is a part, Borrower may prepay the principal balance in whole or in part on any payment due date by paying, in addition to the principal payment, accrued interest and any other sums due Lender at the time of prepayment, a yield maintenance change ("YMC") as determined by the following formula and if YMC is greater than zero:

     YMC = p x (i - y)x f

Where:

p =  the prepaid principal amount

i =  the current interest rate on the Note

y = the most current yield rate ("Yield Rate") on Lender's LIBOR Base Rate* as defined in the Note for the LIBOR Period* most closely matching the term from the date of prepayment to the end of the Yield Maintenance Period.

n = a fraction wherein the numerator is the number of days from the date of prepayment to the end of the Yield Maintenance Period and the denominator is 360.

                                      -n
f =  present value factor = 1 -(1 + y)
                            -------------
                                 y

"Yield Maintenance Period" means the time period from the date of prepayment to the earlier of the next scheduled interest rate adjustment date as defined in the Note or the maturity date of the Note.

If Borrower shall submit a payment amount in excess of the principal, interest and other amounts due Lender, the allocation of principal and YMC shall be calculated based on the following formula:
    a = p + YMC

Where:

a =  the excess amount to be applied

p =  the prepaid principal amount =       a
                                    --------------
                                    f x(i - y) + 1

YMC  = a - p

f, i and y have the same meaning as stated above.

Except as provided in the next sentence, any partial prepayment of the outstanding balance shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recalculate the monthly installments due under the Note so that the amortization period remains the same.

Borrower shall pay the YMC due under this exhibit whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or Lender's deed of trust securing the
Note is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any YMC in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under Lender's deed of Trust.

Should the LIBOR Base Rate not be available or discontinued. Lender shall choose a comparable index in its sole and absolute discretion.

Lender's determination of the Yield Rate, LIBOR Base Rate, Yield Maintenance Period and calculation of the formulas contained herein shall be conclusive absent manifest error.

*For purposes of this exhibit, "LIBOR Base Rate" means "LIBOR Rate"; and "LIBOR Period" means "LIBOR Interest Period."

Yield Maintenance - LIBOR                                       EXHIBIT A



                            COMMERCIAL SECURITY AGREEMENT


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     Address:       4211 West 11th Avenue
                    Eugene, OR  97402

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     Address:       4211 West 11th Avenue
                    Eugene, OR  97402

     PHILBIN & COINE, INC., a New York corporation (P&C)

     Address:       4211 West 11th Avenue
                    Eugene, OR  97402

     (Obie, Obie BC and P&C, individually and jointly, are referred to in this Agreement as Grantor)

     U. S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Lender)

     Address:       Oregon Corporate Banking
                    555 S.W. Oak
                    PL-7 Corporate Loan Servicing Center
                    Portland, OR  97204


AGREEMENTS:

     1. DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.

          1.1. "Advertising Contracts" means (a) all contracts relating to the purchase, lease or license of advertising sites or advertising space on billboards, buildings, benches or other public or private property, (b) all contracts with transit authorities or transit companies relating to the placement of advertising on mass transit vehicles, (c) all contracts relating to the sale, lease or license of advertising space on mass transit vehicles, billboards, buildings, benches or other


Page 1-COMMERCIAL SECURITY AGREEMENT
public or private property, and (d) all contracts relating to the purchase or sale of advertising or advertising services; whether now existing or hereafter arising.

          1.2. "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

          1.3. "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                 a. All inventory, equipment and fixtures.

                 b. All rights to payment, specifically including, but not limited to, all accounts, all rights to payment evidenced by an instrument or chattel paper, and all rights to payment evidenced by a contract or other general intangible; together with all guaranties of such rights to payment and the security therefor and all interest of Grantor in the goods, services or other property that gave rise to or that secures such rights to payment.

                 c. All contract rights, specifically including, but not limited to, all Advertising Contracts.

                 d. All other goods, instruments, documents, chattel paper, investment property and general intangibles.

In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                 a. All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described in this Collateral section.

                 b. All products and produce of any of the property described in this Collateral section.

                 c. All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

                 d. All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.


Page 2-COMMERCIAL SECURITY AGREEMENT

                 e. All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

          1.4. "Environmental Laws" means all local, state and federal laws, rules, regulations and ordinances pertaining to human health or the environment, including, without limitation, the federal statutes commonly known as CERCLA and RCRA and any other federal or state environmental cleanup statutes now or at any time hereafter in effect.

          1.5. "Event of Default" means any of the Events of Default set forth below in the section titled "Events of Default."

          1.6. "Grantor" means Obie, Obie BC and P&C, individually and jointly. All references to Grantor in this Agreement mean each and all of Obie, Obie BC and P&C.

          1.7. "Guarantor" means each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

          1.8. "Hazardous Substances" means any materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment, and specifically includes, but is not limited to, any and all hazardous, toxic or infectious substances, materials or wastes as defined or listed under any Environmental Laws.

          1.9. "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, as well as all claims by Lender against Grantor whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become unenforceable as a result of bankruptcy, any statute of limitations or any similar reason.

          1.10. "Loan Agreement" means that certain Loan Agreement being executed contemporaneously herewith, between Grantor and Lender, as that Loan Agreement may be amended or modified from time to time.


Page 3-COMMERCIAL SECURITY AGREEMENT

          1.11. "Note" means one or more of (a) the Bridge Note, the MO Partners Note, the Revolving Note, Term Note A, Term Note B and the 1998/1999 Construction Note (as those terms are defined in the Loan Agreement), (b) any other promissory note now or hereafter delivered to Lender in connection with the Indebtedness, (c) any promissory note substituted for one or more of them, and (d) any document evidencing a renewal, extension or modification of one or more of them.

          1.12. "Related Documents" means, without limitation, all promissory notes, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     2. GRANT OF SECURITY INTEREST. Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

     3. RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges and transfers, as security, all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA, Keogh, and trust accounts. Upon any Event of Default, or any event which with notice or lapse of time or both would constitute an Event of Default, Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

     4. OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

          4.1. PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will


Page 4-COMMERCIAL SECURITY AGREEMENT
continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

          4.2. NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles of organization and operating agreement do not prohibit any term or condition of this Agreement.

          4.3. ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, contract rights, instruments, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

          4.4. LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor;
(c) all storage facilities owned, rented, leased, or being used by Grantor; and
(d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

          4.5. REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Oregon, without the prior written consent of Lender.

          4.6. TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold and accounts and general intangibles collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. All proceeds from any disposition of the


Page 5-COMMERCIAL SECURITY AGREEMENT

Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

          4.7. TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement, and except for liens and encumbrances to which Lender has specifically consented. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's right in the Collateral against the claims and demands of all other persons.

          4.8. COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts, contract rights and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts, contracts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

          4.9. MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral with a fair market value in excess of $25,000 individually or in the aggregate; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral with a fair market value in excess of $25,000 individually or in the aggregate; and generally of all happenings and events materially affecting the Collateral or the value or the amount of the Collateral.

          4.10. TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments, liens, security interests, encumbrances and other claims upon the Collateral, its use or operation, upon this Agreement, upon any Notes, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's reasonable opinion. If the Collateral is subjected to a lien which is not discharged within 15 days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees


Page 6-COMMERCIAL SECURITY AGREEMENT
and other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

          4.11. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's reasonable opinion, is not jeopardized.

          4.12. HAZARDOUS SUBSTANCES. Grantor represents and warrants that, to the best of Grantor's knowledge, the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement, or as a result of a violation of any Environmental Laws. Grantor's obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

          4.13. MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may reasonably require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten days prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

          4.14. APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within 15 days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. Lender, in


Page 7-COMMERCIAL SECURITY AGREEMENT
its discretion, may apply any or all insurance proceeds to payment of any of Grantor's obligations to Lender, whether or not then due, or may release any such proceeds or any portion thereof to Grantor.

          4.15. INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, upon any Event of Default, or any event which with notice or lapse of time or both would constitute an Event of Default, Grantor shall upon request by Lender have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

     5. GRANTOR'S RIGHT TO POSSESSION. Until any Event of Default, or any event which with notice or lapse of time or both would constitute an Event of Default, and except as otherwise provided below in the paragraphs entitled "Payment" and "Advertising Contracts" and above in the paragraph titled "Transactions Involving Collateral", Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's reasonable discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

     6. PAYMENTS. Lender may at any time, or from time to time, collect any of the Collateral consisting of accounts, contracts and general intangibles. Lender may notify, or require Grantor to notify, any debtor of Grantor to make payments owing to Grantor directly to Lender, and Lender may take control of the cash and non-cash proceeds of that Collateral. This right may be exercised at any time whether or not Grantor is in default hereunder. Each debtor shall be entitled to conclusively rely upon any notice from Lender to make payment directly to Lender, without inquiry as to whether or not Lender is entitled to direct payments under the terms of this Agreement, and Grantor agrees to indemnify and hold each debtor harmless from any claim or liability arising out of such direct payment.

     7. ADVERTISING CONTRACTS. Grantor shall promptly pay and perform all obligations of Grantor under the Advertising Contracts, whether now existing or hereafter arising.


Page 8-COMMERCIAL SECURITY AGREEMENT

Grantor will furnish to Lender prompt notice of any claimed default on the part of any party under the terms of any Advertising Contract. Grantor shall not terminate any Advertising Contract, or modify or amend that contract, or grant any concessions in connection with that contract, or consent to the assignment of that contract, except in the ordinary course of Grantor's business. Grantor shall appear in and defend, at no cost to Lender, any action or proceeding arising under or in any manner connected with any Advertising Contract. If requested by Lender, Grantor shall enforce any Advertising Contract and all remedies available to Grantor in case of default under that contract. Nothing herein shall be construed to impose any liability or obligation on Lender under or with respect to any Advertising Contract. Grantor shall indemnify and hold Lender harmless from any and all loss, liability or expense which Lender may incur in connection with any Advertising Contract. Lender shall have the right (but not the obligation), upon any failure by Grantor to perform any of its obligations under any Advertising Contract, to take any action that Lender may deem necessary or appropriate to protect its security, including, but not limited to, performing any obligation of Grantor under the Advertising Contract; terminating, modifying or amending that contract; and appearing in any action or proceeding relating to that contract. All parties to any Advertising Contract shall be entitled to conclusively rely upon any notice from Lender that Lender is exercising its rights under this Agreement, and therefore deal directly with Lender with respect to that contract, without inquiry as to whether or not Lender is entitled to exercise its rights under the terms of this Agreement, and Grantor agrees to indemnify and hold such third parties harmless from any claim or liability arising out of such direct dealing with Lender. Nothing in this Agreement shall require Lender to advance any monies for any purpose or to do any act hereunder. Lender shall not be liable for any error or omission or delay of any kind occurring in connection with any Advertising Contract or for any damages resulting therefrom.

     8. EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the highest rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of a Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

     9. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:


Page 9-COMMERCIAL SECURITY AGREEMENT

          9.1. DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment on the Indebtedness within ten days after the due date thereof.

          9.2. OTHER DEFAULTS. Any default under any of the Related Documents or under any other agreement between Lender and Grantor.

          9.3. FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement is false or misleading in any material respect, either now or at the time made or furnished.

          9.4. DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected first priority security interest or lien) at any time and for any reason.

          9.5. INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

          9.6. CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          9.7. EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

          9.8.   INSECURITY.  Lender, in good faith, deems itself insecure.

     10. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code. In addition, and without limitation, Lender may exercise any one or more of the following rights and remedies:


Page 10-COMMERCIAL SECURITY AGREEMENT

          10.1. ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

          10.2. ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them, at Lender's expense, to Grantor after repossession.

          10.3. SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made unless Grantor has signed, after an Event of Default occurs, a statement renouncing or modifying Grantor's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the highest Note default rate from date of expenditure until repaid.

          10.4. APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all reasonable fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the highest Note default rate from date of expenditure until repaid.

          10.5. COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, contracts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive,


Page 11-COMMERCIAL SECURITY AGREEMENT
open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

          10.6. OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

          10.7. OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as it may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

          10.8. CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

     11. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          11.1. AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          11.2. APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Grantor agree upon Lender's request to submit to the jurisdiction of the courts of Lane County, State of Oregon. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

          11.3. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this Agreement or the Related Documents, including without limitation contract and tort disputes,


Page 12-COMMERCIAL SECURITY AGREEMENT
shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          11.4. ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's reasonable costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          11.5. NOTICES. Any notices required or permitted to be given under the terms of this Agreement or any Related Document shall be in writing and may be given by personal delivery; first class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:

          Grantor:            4211 West 11th Avenue
                              Eugene, OR  97402

          Lender:             Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, OR  97204


Page 13-COMMERCIAL SECURITY AGREEMENT

          With a copy to:     Attn:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, OR  97401

Any notice given shall be effective when actually received; or if given by certified mail, then 48 hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then 24 hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

          11.6. POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

          11.7. PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Grantor's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Grantor as provided above in the "EXPENDITURES BY LENDER" paragraph.

          11.8. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          11.9. SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

          11.10. WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a


Page 14-COMMERCIAL SECURITY AGREEMENT
waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

          11.11. EXECUTION BY FACSIMILE; COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this Agreement by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this Agreement on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this Agreement to the other party within one week of the date of delivery of the copy sent via electronic communication.

          11.12. STATUTORY DISCLOSURE. As required by Oregon statute (ORS 746.201(2)), the following disclosure is made:

                                       WARNING

          UNLESS YOU PROVIDE US WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED BY OUR CONTRACT OR LOAN AGREEMENT, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT YOUR INTEREST. IF THE COLLATERAL BECOMES DAMAGED, THE COVERAGE WE PURCHASE MAY NOT PAY ANY CLAIM YOU MAKE OR ANY CLAIM MADE AGAINST YOU. YOU MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT YOU HAVE OBTAINED PROPERTY COVERAGE ELSEWHERE.

          YOU ARE RESPONSIBLE FOR THE COST OF ANY INSURANCE PURCHASED BY US. THE COST OF THIS INSURANCE MAY BE ADDED TO YOUR CONTRACT OR LOAN BALANCE. IF THE COST IS ADDED TO YOUR CONTRACT OR LOAN BALANCE, THE INTEREST RATE ON THE UNDERLYING CONTRACT OR LOAN WILL APPLY TO THIS ADDED AMOUNT. THE EFFECTIVE DATE OF COVERAGE MAY BE THE DATE YOUR PRIOR COVERAGE LAPSED OR THE DATE YOU FAILED TO PROVIDE PROOF OF COVERAGE.

          THE COVERAGE WE PURCHASE MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE YOU CAN OBTAIN ON YOUR OWN AND


Page 15-COMMERCIAL SECURITY AGREEMENT

     MAY NOT SATISFY ANY NEED FOR PROPERTY DAMAGE COVERAGE OR ANY MANDATORY LIABILITY INSURANCE REQUIREMENTS IMPOSED BY APPLICABLE LAW.

     DATED: September 1, 1998.

                                        OBIE MEDIA CORPORATION


                                        By:  /s/ Brian Obie
                                            -----------------------------------
                                              Brian Obie
                                              President

                                        OBIE MEDIA LTD.


                                        By:  /s/ Brian Obie
                                            -----------------------------------
                                              Brian Obie
                                              Treasurer

                                        PHILBIN & COINE, INC.


                                        By:  /s/ Wayne P. Schur
                                            -----------------------------------
                                             Wayne P. Schur
                                             President

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Larry Johnson
                                            -----------------------------------
                                              Larry Johnson
                                              Vice President


Page 16-COMMERCIAL SECURITY AGREEMENT

                                STOCK PLEDGE AGREEMENT


PARTIES:

     OBIE MEDIA CORPORATION, an Oregon corporation (Obie)

     Address:  4211 West 11th Avenue
               Eugene, OR  97402

     OBIE MEDIA LTD., a British Columbia corporation (Obie BC)

     Address:  4211 West 11th Avenue
               Eugene, OR  97402

     PHILBIN & COINE, INC., a New York corporation (P&C)

     Address:  4211 West 11th Avenue
               Eugene, OR  97402

     U.S. BANK NATIONAL ASSOCIATION, formerly known as United States National Bank of Oregon (Lender)

     Address:  Oregon Corporate Banking
               555 S.W. Oak
               PL-7 Corporate Loan Servicing Center
               Portland, OR  97204


AGREEMENTS:

     1. DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          1.1. "Agreement" means this Stock Pledge Agreement, as this Stock Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Stock Pledge Agreement from time to time.

          1.2. "Borrower" means Obie, Obie BC and P&C, individually and jointly. All references to Borrower in this agreement mean each and all of Obie, Obie BC and P&C.


Page 1-STOCK PLEDGE AGREEMENT

          1.3. "Collateral" means all capital stock of P&C, now owned or hereafter acquired by, or in the name of, Grantor, together with all products and proceeds thereof.

          1.4. "Event of Default" means and includes any of the Events of Default set forth below in the section titled "Events of Default."

          1.5.   "Grantor" means Obie.

          1.6. "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

          1.7. "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against Borrower, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

          1.8. "Lender" means U.S. Bank National Association, its successors and assigns.

          1.9. "Loan Agreement" means that certain Loan Agreement being executed contemporaneously herewith, between Borrower and Lender, as that Loan Agreement may be amended or modified from time to time.

          1.10. "Note" means one or more of the Bridge Note, the MO Partners Note, the Revolving Note, Term Note A, Term Note B and the 1998/1999 Construction Note (as those terms are defined in the Loan Agreement), together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for any one or more of them.

          1.11. "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     2. GRANT OF SECURITY INTEREST. Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may


Page 2-STOCK PLEDGE AGREEMENT
have by law. Contemporaneously with the execution of this Agreement, Grantor shall deliver to Lender Stock Certificate Number 42, representing 170 shares of common stock of P&C, and constituting all of the issued and outstanding stock of P&C, together with a stock power endorsed in blank, to hold subject to the terms of this Agreement. Grantor shall, in the future, similarly deposit any certificates constituting products or proceeds of the Collateral or any certificates representing additional stock of P&C acquired by Grantor in any other manner, together with a stock power endorsed in blank with respect to each such certificate.

     3. REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents and warrants to Lender that:

          3.1. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender.

          3.2. Grantor is the owner of the Collateral, free and clear of all liens, encumbrances, or other matters that might affect title to the Collateral.

          3.3. This Agreement creates a valid and enforceable perfected security interest in all of the Collateral, subject to no other security interest, lien or adverse claim; and no consent, filing, recording or registration is required to perfect that security interest.

          3.4. The authorized capital stock of P&C consists of ____________ shares of common stock, of which 170 shares are outstanding, validly issued, fully paid, and nonassessable, all of which are owned by Grantor, and all of which are pledged to Lender pursuant to this Agreement.

     4.   COVENANTS OF GRANTOR.  Grantor agrees that:

          4.1. Grantor shall not allow or grant any other lien or security interest with respect to the Collateral.

          4.2. Grantor shall not permit P&C to issue any shares of common or preferred stock or securities convertible into common or preferred stock.

          4.3. Grantor shall at all times own all of the issued and outstanding stock of P&C.

          4.4. Grantor shall procure, execute and deliver from time to time any endorsements, assignments, financing statements, and other writings deemed necessary or appropriate by Lender to perfect, maintain, and protect Lender's security interest in the Collateral and its priority.


Page 3-STOCK PLEDGE AGREEMENT

          4.5. If any portion of the Collateral at any time consists of uncertificated securities, Grantor shall promptly notify Lender thereof and shall promptly take all action Lender deems necessary or desirable to perfect the security interest of Lender under applicable law and to permit Lender to exercise any of its rights and remedies hereunder; and Grantor agrees to provide an opinion of counsel satisfactory to Lender with respect to any such pledge of uncertificated securities promptly upon request of Lender.

     5. AUTHORIZED ACTION BY LENDER; PROXY. Grantor irrevocably appoints Lender as attorney-in-fact and grants Lender a proxy to do (but Lender shall not be obligated and shall incur no liability to Grantor or any third party for failure to do so), after and during the continuance of an Event of Default, any act that Grantor is obligated by this Agreement to do and to exercise such rights and powers as Grantor might exercise with respect to the Collateral.
With respect to voting the Collateral, this paragraph constitutes an irrevocable appointment of a proxy, coupled with an interest, and shall continue until the Indebtedness is paid in full.

     6.   VOTING SHARES; CUSTODY OF CERTIFICATES.

          6.1. As long as no Event of Default has occurred, Grantor shall be entitled to vote the Collateral.

          6.2. If at any time or from time to time, with respect to the Collateral, Grantor shall receive or shall become entitled to receive any dividend or any other distribution, whether in securities or other property, for any reason, including, without limitation, by way of liquidation, stock split, spin-off, split-up or reclassification, combination of shares, or the like, or in case of reorganization, consolidation, or merger, Grantor shall immediately deliver all such securities or property, in pledge, to Lender as security for the payment and performance of the obligations secured by this Agreement. P&C shall make all such payments directly to Lender. Lender may endorse, in Lender's name or in the name of Grantor, any and all instruments by which any payment on the Collateral may be made and may take such action as Lender may deem appropriate from time to time, in Lender's name or in the name of Grantor, to enforce collection of the Collateral. For such purpose, Grantor appoints Lender the attorney-in-fact of Grantor, under a power coupled with an interest, with full power of substitution.

          6.3. As long as the obligations secured by this Agreement remain outstanding, Grantor will not transfer, whether by sale, gift, or otherwise, any ownership interest in the Collateral without Lender's prior written approval.

     7. STANDARD OF CARE. Lender shall use reasonable care in the custody and preservation of the Collateral in the possession of Lender, but shall have no duty to take any action to preserve, enforce or establish any rights against the issuer or third parties.

     8. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:


Page 4-STOCK PLEDGE AGREEMENT

          8.1. DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment on the Indebtedness within ten (10) days after the due date thereof.

          8.2. DEFAULT UNDER THIS AGREEMENT. Any failure (other than as specified in Paragraph 8.1.) by Grantor or Borrower to perform or comply with any other term of this Agreement within 20 days after written notice by Lender to Grantor specifying the nature of the nonperformance with reasonably particularity.

          8.3. OTHER DEFAULTS. Any default under any of the Related Documents or under any other agreement between Lender and any one or more of Borrower and Grantor.

          8.4. FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Agreement is false or misleading in any material respect, either now or at the time made or furnished.

          8.5. DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected first priority security interest or lien) at any time and for any reason.

          8.6. INSOLVENCY. The dissolution or termination of Grantor's or Borrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

          8.7. CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's or Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor or Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor or Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          8.8. EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at is option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.


Page 5-STOCK PLEDGE AGREEMENT

          8.9.   INSECURITY.  Lender, in good faith, deems itself insecure.

     9. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code. In addition, and without limitation, Lender may exercise any one or more of the following rights and remedies:

          9.1. ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice.

          9.2. REGISTER SHARES. Lender may register in Lender's name any or all of the Collateral.

          9.3. PROXY RIGHTS. Lender may exercise Lender's proxy rights with respect to all or a portion of the Collateral. In such event, Grantor agrees to deliver promptly to Lender further evidence of the grant of such proxy in any form requested by Lender.

          9.4. SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made unless Grantor has signed, after an Event of Default occurs, a statement renouncing or modifying Grantor's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the highest Note default rate from date of expenditure until repaid.

          9.5. OBTAIN DEFICIENCY. Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement.

          9.6. OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as it may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

          9.7. CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any


Page 6-STOCK PLEDGE AGREEMENT
remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

     10. UNREGISTERED STOCK. At the time of any sale of the Collateral by Lender, if all or any portion of the Collateral consists of restricted or unregistered stock that is difficult to value and for which no public market exists, then the parties agree that that Collateral is not subject to sale in a "recognized market" as that term is described in ORS 79.5040. In that event, Grantor and Lender wish to agree to reasonable standards for conducting a commercially reasonable sale of the Collateral. Without limiting rights and remedies otherwise available to Lender, the parties agree that compliance with the following steps shall satisfy requirements of a commercially reasonable sale:

          10.1. The sale may be either a public or a private sale, at Lender's discretion, and it may be for all or any portion of the Collateral.

          10.2. Lender shall set a date for public sale of the Collateral, or a date after which a private sale may occur, which date shall be not less than ten days after the date notice of the sale is given to Grantor, and shall send written notification to Grantor in advance regarding the date and the time of the public sale, or the date after which a private sale may occur.

          10.3.  Any public sale shall take place at a site selected by Lender.

          10.4. Immediately upon request, Grantor shall provide Lender with information requested by Lender for compliance with state or federal securities laws.

          10.5. At any sale of the Collateral, Lender may restrict the prospective bidders or purchasers to persons or entities who, by certain representations made by them, would render registration of the sale under state or federal securities law unnecessary.

     11. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          11.1. AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          11.2. APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Lane County, State of Oregon.


Page 7-STOCK PLEDGE AGREEMENT

Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

          11.3. ARBITRATION. Bank and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, relating in any way to this Agreement or the Related Documents, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided, however, that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding, and the commencement of any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          11.4. ATTORNEYS' FEES; EXPENSES. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

          11.5. NOTICES. Any notices required or permitted to be given under the terms of this Agreement or any Related Document shall be in writing and may be given by personal delivery; first class mail; certified mail, return receipt requested; or nationally recognized overnight courier; directed to the parties at the following addresses, or such other address as any party may designate in writing prior to the time of the giving of such notice, or in any other manner authorized by law:


Page 8-STOCK PLEDGE AGREEMENT

          Grantor and         4211 West 11th Avenue
          Borrower:           Eugene, OR  97402

          Lender:             Oregon Corporate Banking
                              555 S.W. Oak
                              PL-7 Corporate Loan Servicing Center
                              Portland, OR  97204

          With a copy to:     Attn:  Larry Johnson
                              800 Willamette Street, Third Floor
                              Eugene, OR  97401

Any notice given shall be effective when actually received; or if given by certified mail, then 48 hours after deposit of such notice in the United States mail with postage prepaid; or if given by overnight courier, then 48 hours after the deposit of such notice with the overnight courier with delivery charges prepaid.

          11.6. PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness.

          11.7. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          11.8. SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

          11.9. WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.


Page 9-STOCK PLEDGE AGREEMENT

          11.10. EXECUTION BY FACSIMILE; COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this Agreement by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this Agreement on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this Agreement to the other party within one week of the date of delivery of the copy sent via electronic communication.

     DATED: September 1, 1998.

                                   OBIE MEDIA CORPORATION


                                   By: /s/ Brian Obie
                                       ------------------------------------
                                         Brian Obie
                                         President

                                   OBIE MEDIA LTD.


                                   By: /s/ Brian Obie
                                       ------------------------------------
                                         Brian Obie
                                         Treasurer

                                   PHILBIN & COINE, INC.


                                   By: /s/ Wayne P. Schur
                                       ------------------------------------
                                        Wayne P. Schur
                                        President

                                   U.S. BANK NATIONAL ASSOCIATION


                                   By: /s/ Larry Johnson
                                       ------------------------------------
                                         Larry Johnson
                                         Vice President


Page 10-STOCK PLEDGE AGREEMENT